                                                                    EXHIBIT 10.1








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                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                        TARRAGON DEVELOPMENT COMPANY LLC








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                                TABLE OF CONTENTS

ARTICLE I
     DEFINED TERMS     ........................................................................................................1
     Act               ........................................................................................................1
     Adjusted Capital Account Deficit..........................................................................................1
     Adjusted Property ........................................................................................................1
     Affiliate         ........................................................................................................1
     Agreed Value      ........................................................................................................2
     Agreement         ........................................................................................................2
     Assignee          ........................................................................................................2
     Available Cash    ........................................................................................................2
     Book-Tax Disparities......................................................................................................3
     Business Day      ........................................................................................................3
     Capital Account   ........................................................................................................3
     Capital Contribution......................................................................................................3
     Carrying Value    ........................................................................................................3
     Certificate of Formation..................................................................................................3
     Class A Members   ........................................................................................................3
     Member Unit or Unit.......................................................................................................3
     Class B Members   ........................................................................................................4
     Member Unit or Unit.......................................................................................................4
     Class B Members   ........................................................................................................4
     Member Unit or Unit.......................................................................................................4
     Class D Members   ........................................................................................................4
     Member Unit or Unit.......................................................................................................4
     Code              ........................................................................................................4
     Common REIT Shares........................................................................................................4
     Company           ........................................................................................................4
     Company Minimum Gain......................................................................................................4
     Company Record Date.......................................................................................................4
     Completion Threshold......................................................................................................4
     Contributed Property......................................................................................................5
     Depreciation      ........................................................................................................5
     Event of Dissolution......................................................................................................5
     Fiscal Year       ........................................................................................................5
     Immediate Family  ........................................................................................................5
     Incapacity or Incapacitated...............................................................................................5
     Indemnitee        ........................................................................................................6
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
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     IRS               ........................................................................................................6
     Liquidating Transaction...................................................................................................6
     Liquidator        ........................................................................................................6
     Managing Member   ........................................................................................................6
     Member's and the Class D Members..........................................................................................6
     Member Consent    ........................................................................................................6
     Member Interest   ........................................................................................................6
     Member Minimum Gain.......................................................................................................6
     Member Nonrecourse Debt...................................................................................................7
     Member Nonrecourse Deductions.............................................................................................7
     Net Income        ........................................................................................................7
     Net Loss          ........................................................................................................7
     Nonrecourse Deductions....................................................................................................7
     Nonrecourse Liability.....................................................................................................7
     Percentage Interest.......................................................................................................7
     Person            ........................................................................................................7
     Preferred Allocation Account..............................................................................................7
     Preferred Distribution Account............................................................................................8
     Preferred REIT Shares.....................................................................................................8
     Preferred Return  ........................................................................................................8
     Property          ........................................................................................................8
     Recapture Income  ........................................................................................................8
     Recourse Liabilities......................................................................................................8
     REIT Shares       ........................................................................................................8
     Regulations       ........................................................................................................9
     Securities Act    ........................................................................................................9
     704(c) Value      ........................................................................................................9
     Subsidiary        .........................................................................................................
     Substituted Member........................................................................................................9
     Unit Adjustment Factor....................................................................................................9
     Unrealized Gain   .......................................................................................................10
     Unrealized Loss   .......................................................................................................10
     Value             .......................................................................................................10
ARTICLE II
     ORGANIZATIONAL MATTERS...................................................................................................11
     Section 2.1 Formation; Application of Act................................................................................11
     Section 2.2  Name .......................................................................................................11
     Section 2.3 Registered Office and Agent; Principal Office................................................................11
     Section 2.4 Term  .......................................................................................................11
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
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
ARTICLE III
     PURPOSE           .......................................................................................................11
     Section 3.1 Purpose and Business.........................................................................................11
     Section 3.2 Powers.......................................................................................................12
ARTICLE IV
     CAPITAL CONTRIBUTIONS,, ISSUANCE OF UNITS; CAPITAL ACCOUNTS..............................................................12
     Section 4.1 Capital Contributions of the Members.........................................................................12
     Section 4.2 No Preemptive Rights.........................................................................................13
     Section 4.3 Capital Accounts of the Members..............................................................................13
ARTICLE V
     DISTRIBUTIONS     .......................................................................................................15
     Section 5.1 Requirement and Characterization of Distribution.............................................................15
     Section 5.2 Amounts Withheld.............................................................................................15
     Section 5.3 Distribution Upon Liquidation................................................................................15
ARTICLE VI
     ALLOCATIONS       .......................................................................................................15
     Section 6.1 Allocations For Capital Account Purposes.....................................................................15
     Section 6.2 Special Allocation Rules.....................................................................................17
     Section 6.3 Allocation for Tax Purposes..................................................................................18
ARTICLE VII
     MANAGEMENT AND OPERATIONS OF BUSINESS....................................................................................18
     Section 7.1 Management...................................................................................................18
     Section 7.2 Certificate of Formation.....................................................................................19
     Section 7.3 Restriction on Managing Member's Authority...................................................................19
     Section 7.4 Responsibility for Expenses..................................................................................20
     Section 7.5 Outside Activities of the Managing Member....................................................................20
     Section 7.6 Contracts with Affiliates....................................................................................20
     Section 7.7 Indemnification..............................................................................................20
     Section 7.8 Liability of the Managing Member.............................................................................22
     Section 7.9 Other Matters Concerning the Managing Member.................................................................22
     Section 7.10 Title to Company Assets.....................................................................................23
     Section 7.11 Reliance by Third Parties...................................................................................23
ARTICLE VIII
     RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS...........................................................................23
     Section 8.1 Management of Business.......................................................................................23
     Section 8.2 Outside Activities of Members................................................................................24
     Section 8.3 Priority Among Members.......................................................................................24
     Section 8.4  Rights of Members Relating to the Company...................................................................24
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
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
     Section 8.5 ERISA Matters................................................................................................25
ARTICLE IX
     BOOKS, RECORDS, ACCOUNTING AND REPORTS...................................................................................25
     Section 9.1 Records and Accounting.......................................................................................25
     Section 9.2 Fiscal Year..................................................................................................25
ARTICLE X
     TAX MATTERS       .......................................................................................................26
     Section 10.1 Preparation of Tax Returns..................................................................................26
     Section 10.2 Tax Elections...............................................................................................26
     Section 10.3 Tax Matters Partner.........................................................................................26
     Section 10.4 Organizational Expenses.....................................................................................28
     Section 10.5. Withholding................................................................................................28
ARTICLE XI
     TRANSFERS AND WITHDRAWALS................................................................................................28
     Section 11.1 Transfer....................................................................................................28
     Section 11.2 Transfer of Class C Units...................................................................................28
     Section 11.3 Non-Managing Members' Rights to Transfer....................................................................29
     Section 11.4 Substituted Members.........................................................................................29
     Section 11.5 Assignees...................................................................................................30
     Section 11.6 General Provisions..........................................................................................30
     Section 11.7 Conversion Rights of the Class A Members....................................................................31
     Section 11.8 Conversion Rights of the Class B Members....................................................................33
     Section 11.9 Conversion Rights of the Class D Members....................................................................35
ARTICLE XII
     ADMISSION OF MEMBERS.....................................................................................................36
     Section 12.1 Admission of Successor Managing Member......................................................................36
     Section 12.2 [Intentionally Left Blank]..................................................................................36
     Section 12.3 Amendment of Agreement and Certificate of Formation.........................................................36
ARTICLE XIII
     DISSOLUTION AND LIQUIDATION..............................................................................................36
     Section 13.1 Dissolution.................................................................................................36
     Section 13.2 Winding Up..................................................................................................36
     Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen
     Liabilities or Obligation................................................................................................38
     Section 13.4 Deemed Distribution and Recontribution......................................................................38
     Section 13.6 Notice of Dissolution.......................................................................................38
     Section 13.7 Cancellation of Certificate of Formation....................................................................39
     Section 13.8 Reasonable Time for Winding-Up..............................................................................39
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
ARTICLE XIV
     MISCELLANEOUS PROVISIONS.................................................................................................39
     Section 14.1 Board of Directors of the Managing Member...................................................................39
     Section 14.2 Default.....................................................................................................39
ARTICLE XV
     GENERAL PROVISIONS.......................................................................................................40
     Section 15.1 Address and Notice..........................................................................................40
     Section 15.2 Titles and Captions.........................................................................................40
     Section 15.3 Pronouns and Plurals........................................................................................40
     Section 15.4 Further Action..............................................................................................40
     Section 15.5 Binding Effect..............................................................................................40
     Section 15.6 Waiver of Partition.........................................................................................40
     Section 15.7 Dispute Resolution..........................................................................................40
     Section 15.8 Entire Agreement............................................................................................42
     Section 15.9 Remedies Not Exclusive......................................................................................42
     Section 15.10 Time.......................................................................................................42
     Section 15.11 Creditors..................................................................................................42
     Section 15.12 Waiver.....................................................................................................42
     Section 15.13 Amendment..................................................................................................42
     Section 15.14 Execution Counterparts.....................................................................................42
     Section 15.15 Applicable Law.............................................................................................42
     Section 15.16 Invalidity of Provisions...................................................................................43

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                        TARRAGON DEVELOPMENT COMPANY LLC


         THIS LIMITED LIABILITY COMPANY AGREEMENT, dated as of the 7th day of February, 2000, of Tarragon Development Company LLC, a Delaware limited liability company (the "COMPANY"), is entered into by and among Tarragon Realty Investors, Inc., a Nevada corporation, as the Managing Member (the "MANAGING MEMBER") and The Rohdie Family LLC, a Delaware limited liability company ("ROHDIE LLC").

                              W I T N E S S E T H:

         WHEREAS, the Members (as defined herein) desire to form the Company as a limited liability company under the Act, and desire to enter into this Agreement to set forth the agreement of the Members for the operation of the Company.

         NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:


                                    ARTICLE I
                                  DEFINED TERMS


         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Limited Liability Company Act of the State of Delaware, as it may be amended from time to time, and any successor to such statute.

         "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year (a) increased by any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (b) decreased by the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.3 (d) hereof.

         "Affiliate" means, with respect to a Person, (i) any Person that controls, is controlled by, or is under common control with, such Person, (ii) any Immediate Family of any Person, and (iii) any officer, partner, member, director or trustee of any Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreed Value" means (a) in the case of any Contributed Property set forth in Exhibits A and B and as of the time of its contribution to the Company, the Agreed Value of such property as set forth in Exhibits A and B; (b) in the case of any Contributed Property not set forth in Exhibits A and B, the 704(c) Value of such property as of the time of its contribution to the Company, reduced by any liabilities either assumed by the Company upon such contribution or to which such property is subject when contributed; and (c) in the case of any property distributed to a Member by the Company, the Company's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Member upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the regulations promulgated thereunder.

         "Agreement" means this Limited Liability Company Agreement (as defined in Section 18-101(7) of the Act), as it may be amended, supplemented or restated from time to time in accordance with the terms hereof.

         "Assignee" means a Person to whom one or more Member Interests have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Member, and who has the rights set forth in Section 11.5.

         "Available Cash" means with respect to any period for which such calculation is being made, (a) all cash revenues and funds received by the Company from whatever source (excluding the proceeds of any Capital Contribution) plus the amount of any reduction (including, without limitation, a reduction resulting because the Managing Member determines such amounts are no longer necessary) in reserves of the Company, which reserves are referred to in clause (b)(iv) below;

                  (b) less the sum of the following (except to the extent made with the proceeds of any Capital Contribution):

                           (i) all interest, principal and other debt payments
                  made during such period by the Company,

                           (ii) all cash expenditures (including capital
                  expenditures) made by the Company during such period.

                           (iii) investments in any entity (including loans made
                  thereto) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

                           (iv) the amount of any increase in reserves
                  established during such period which the Managing Member determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Company.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Member's share of the Company's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Members Capital Account balance as maintained pursuant to Section
4.3 and the hypothetical balance of such Member's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to close.

         "Capital Account" means the Capital Account maintained for a Member pursuant to Section 4.3 hereof.

         "Capital Contribution" means, with respect to any Member, any cash, cash equivalents or the Agreed Value of Contributed Property which such Member contributes or is deemed to contribute to the Company pursuant to Section 4.1 hereof and which shall be treated by the Company as a contribution to the Company pursuant to Section 721(a) of the Code.

         "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property (or in the case of an Adjusted Property, the fair market value of such property at the time of its latest adjustment under Section 4.3(d)) reduced (but not below zero) by all Depreciation with respect to such property charged to the Members' Capital Accounts and (b) with respect to any other Company Property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.3 hereof.

         "Certificate of Formation" means the Certificate of Formation relating to the Company filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

         "Class A Members" means those Persons admitted to the Company as Class A Members as set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith, or admitted to the Company as a Class A Member upon conversion of the Class D Member Units as provided herein.

         "Class A Unit" or "Class A Member Unit" means a fractional, undivided share of the Member Interests of all Class A Members issued pursuant to Section
4.1 as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

         "Class B Members" means those Persons admitted to the Company as Class B Members as set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith, or admitted to the Company as a Class B Member upon conversion of the Class D Member Units as provided herein.

         "Class B Unit" or "Class B Member Unit" means a fractional, undivided share of the Member Interests of all Class B Members issued pursuant to Section
4.1 as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

         "Class C Members" means those Persons admitted to the Company as Class C Members as set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith.

         "Class C Unit" or "Class C Member Unit" means the Member Interests of all Class C Members issued pursuant to Section 4.1 as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

         "Class D Members" means those Persons admitted to the Company as Class D Members as set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith.

         "Class D Unit" or "Class D Member Unit" means the Member Interests of all Class D Members issued pursuant to Section 4.1 as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Common REIT Shares" means the common stock of the Managing Member.

         "Company" means the limited liability company formed under the Act and continued pursuant to this Agreement, and any successor thereto.

         "Company Minimum Gain" has the meaning set forth in Regulation Section 1.704-2(b)(2), and the amount of Company Minimum Gain, as well as any net increase or decrease in Company Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulation Section 1.704-2(d).

         "Company Record Date" means the record date established by the Managing Member for the distribution of Available Cash pursuant to Section 5.1 hereof.

         "Completion Date" means, with respect to the real property owned by each limited liability company set forth on Exhibit B, the date which follows the completion of such project and is the earlier of (1) that date that is twelve (12) months after such property first obtains occupancy of 80% of the apartment units, or (2) the date that is six (6) months after the date that permanent (as opposed to construction) financing encumbers such property.

         "Contributed Property" means each property or other asset (but excluding cash), in such form as may be permitted by the Act contributed or deemed contributed to the Company. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.3(d) hereof, such property shall no longer constitute a Contributed Property for purposes of Section 4.3(d) hereof, but shall be deemed an Adjusted Property for such purposes.

         "Depreciation" means for each fiscal year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount determined in accordance with Regulation
Section 1.704-3(d) provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the Managing Member.

         "Event of Dissolution" has the meaning set forth in Section 13.1.

         "Fiscal Year" means the fiscal year of the Company, which shall be the calendar year.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters and trusts for the benefit of any of the foregoing.

         "Incapacity" or "Incapacitated" means, (a) as to any individual Member, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (b) as to any corporation which is a Member, the filing of a certificate of dissolution, or its equivalent, for the corporation; (c) as to any partnership or limited liability company which is a Member, the dissolution and commencement of winding up of the partnership or limited liability company, (d) as to any estate which is a Member, the distribution by the fiduciary of the estate's entire interest in the Company; (e) as to any trustee of a trust which is a Member, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Member, the bankruptcy of such Member. For purposes of this definition, bankruptcy of a Member shall be deemed to have occurred when the Member (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for himself any reorganization, arrangement composition, readjustment liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of his properties,
(vii) the Member is the debtor in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, which has not been dismissed within 120 days after the commencement thereof or (viii) the appointment without the Member's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days after the appointment or such appointment is not vacated within 90 days after the expiration of any such stay.

         "Indemnitee" means (a) any Person made a party to a proceeding by reason of his status as (i) the Managing Member, (ii) any other Member or (iii) a director, officer, Member, employee, agent or attorney of the Company or a Member, and (b) such other Persons (including Affiliates of the Managing Member or the Company) acting in good faith on behalf of the Company as determined by the Managing Member in its good faith judgment other than for any action by such Person involving fraud, willful misconduct or gross negligence.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States, or any successor agency performing the same functions.

         "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Company or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Company.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Managing Member" means Tarragon Realty Investors, Inc., and any successor thereto as the Managing Member of the Company; provided, however, that in the event Tarragon Realty Investors, Inc. is Incapacitated and only for so long a period as such Incapacity exists, then the Class A Members and Class B Members shall be entitled to appoint a Co-Managing Member and each decision required to be made hereunder by the Managing Member shall only be made by the unanimous consent of the Managing Member and such Co-Managing Member.

         "Members" shall mean the Class A Members, the Class B Members, Class C Members and the Class D Members and any Person named as a Class A Member, Class B Member, Class C Member or Class D Member in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith, or any Substituted Member admitted to the Company in accordance herewith, in such Person's capacity as a Member in the Company.

         "Member Consent" means the consent of all of Members.

         "Member Interest" means an ownership interest in the Company representing a fractional part of the Member Interests of all Members and includes any and all benefits to which the holder of such a Member Interest may be entitled as provided in the Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Class A Member Interest may be expressed as a number of Class A Member Units, a Class B Member Interest may be expressed as a number of Class B Member Units, and a Class D Member Interest may be expressed as a number of Class D Member Units.

         "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulation Section 1.704-2(i)(3).

         "Member Nonrecourse Debt" has the meaning set forth in Regulation
Section 1.704-2(b)(4) and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulation Section 1.704-2(i)(2).

         "Member Nonrecourse Deductions" has the meaning set forth in Regulation
Section 1.704-2(i)(1), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulation Section 1.704-2(i)(2).

         "Net Income" means for any taxable period, the excess, if any, of the Company's items of income and gain for such taxable period over the Company's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 4.3. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Sections 6.2 and 6.3, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

         "Net Loss" means for any taxable period, the excess, if any, of the Company's items of loss and deduction for such taxable period over the Company's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.3. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Section
6.2 and 6.3, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

         "Nonrecourse Deductions" has the meaning set forth in Regulation
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulation Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulation Section 1.752-1(a)(2).

         "Percentage Interest" means, as to a Class A Member, Class B Member, Class C Member or Class D Member, its interest in such class of interest in the Company as set forth on Exhibit A as amended from time to time.

         "Person" means an individual or a corporation, Company, trust, unincorporated organization, association or other entity.

         "Preferred Allocation Account" means a separate account that shall be maintained with respect to each Class A Member and Class B Member, the initial amount of which shall be zero and which shall be increased by each Preferred Return that is credited to such Member and which shall be reduced by all allocations of Net Income to such Member pursuant to
Section 6.1 of this Agreement.

         "Preferred Distribution Account" means a separate account that shall be maintained with respect to each Class A Member and Class B Member, the initial amount of which shall be zero and which shall be increased quarterly by the amount of the Preferred Return that is credited to such Member for such quarter and which shall be reduced by the amounts of all distributions to such Member pursuant to Sections 5.1(a) of this Agreement for such year.

         "Preferred REIT Shares" means the preferred stock of the Managing Member; provided, however, that notwithstanding the terms of Preferred REIT Shares at any time or in the event Preferred REIT Shares are not in existence, each Preferred REIT Share shall be deemed to have a liquidation preference of $10 and shall be deemed to have a dividend equal to five (5%) per cent of the face value thereof for the first and second year after the date of issuance, a dividend equal to six (6%) per cent of the face value thereof for the third year after the date of issuance, a dividend equal to seven (7%) per cent of the face value thereof for the fourth year after the date of issuance, a dividend equal to eight (8%) per cent of the face value thereof for the fifth year after the date of issuance, a dividend equal to nine (9%) per cent of the face value thereof for the sixth year after the date of issuance, a dividend equal to ten (10%) per cent of the face value thereof for the sixth seventh year after the date of issuance and for every year thereafter.

         "Preferred Return" means (i) with respect to a Class A Member, an amount equal to the dividends which would have been payable to a Class A Member during the applicable period assuming such Class A Member held Preferred REIT Shares during such period equal in number to the amount of Class A Member Units issued to such Member as of the beginning of such fiscal quarter provided, however, in the event that Class A Member Units are issued during a fiscal quarter, the dividends payable to such Class A Member shall be determined on a daily basis; and (ii) with respect to a Class B Member, an amount equal to the dividends which would be payable to a Class B Member assuming such Class B Member held Common REIT Shares equal in number to the product of (1) the amount of Class B Member Units issued to such Member, and (2) the Unit Adjustment Factor.

         "Property" shall mean the membership interests in the limited liability companies and partnership interests in the limited partnerships set forth on Exhibit D to this Agreement and any other property, real or personal subsequently acquired by the Company.

         "Recapture Income" means any gain recognized by the Company (computed without regard to any adjustment required by Section 734 or Section 743 of the
Code) upon the disposition of any property or asset of the Company, which gain is characterized under Code Sections 751, 1245 and 1250 as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Recourse Liabilities" has the meaning set forth in Regulation Section 1.752-1(a)(1).

         "REIT Shares" means Common REIT Shares and/or the Preferred REIT Shares as the context may require.

         "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Securities Act" means the Securities Act of 1933, as amended.

         "704(c) Value" of any Contributed Property means the fair market value of such Contributed Property or other consideration at the time of contribution as determined by the Members using such reasonable method of valuation as they may adopt or as otherwise set forth herein.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "Substituted Member" means a Person who is admitted as a Member to the Company pursuant to Section 11.4.

         "Unit Adjustment Factor" means initially 1.0; provided (a) that in the event that the Managing Member (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor then in effect by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination; and (b) provided, if the Managing Member issues rights, options or warrants or other securities to all holders of REIT Shares entitling them to subscribe for or purchase REIT Shares (including securities to purchase, or which are convertible into, or exchangeable for, REIT Shares) at a price per REIT Share less than 94% (100% if a stand-by underwriter is used and charges the Managing Member a commission) of the Value of a REIT Share on the record date for the determination of shareholders entitled to receive such rights, options or warrants, then the Unit Adjustment Factor shall be to equal the number determined by multiplying (I) the Unit Adjustment Factor in effect immediately prior to the opening of business on the date fixed for such determination by
(II) a fraction, the numerator of which shall be the sum of (A) the number of REIT Shares outstanding on the close of business on such date and (B) the number of additional REIT Shares offered for subscription or purchase pursuant to such rights, options or warrants, and the denominator of which shall be the sum of
(A) the number of REIT Shares outstanding on the close of business on such date and (B) the number of REIT Shares that the aggregate proceeds to the Managing Member from the exercise of such rights, option or warrants for REIT Shares would purchase at 94% of such Value (or 100% in the case of a stand-by underwriting). In determining whether any rights, options or warrants entitle the holders of REIT Shares to subscribe for or purchase

REIT Shares at less than 94% of such Value (or 100% in the case of a stand-by underwriting), there shall be taken into account any consideration received by the Managing Member upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be fairly and reasonably determined by the Board of Directors of the Managing Member. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "Unrealized Gain" attributable to any item of Company Property means, as of any date of determination, the excess, if any, of (a) the fair market value of such Property (as determined under Section 4.3 hereof) as of such date, over (b) the Carrying Value of such Property (prior to any adjustment to be made pursuant to Section 4.3 hereof) as of such date.

         "Unrealized Loss" attributable to any item of Company Property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such Property (prior to any adjustment to be made pursuant to Section 4.3 hereof) as of such date, over (b) the fair market value of such Property (as determined under Section 4.3 hereof) as of such date.

         "Value" means, with respect to a REIT Share, the average of the daily market price for the twenty (20) consecutive trading days immediately preceding the valuation date. The market price for each such trading day shall be: (a) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (b) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Managing Member, or (c) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Managing Member, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported on the most recent day (not more than 20 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 20 days prior to the date in question, the Value of the REIT Shares shall be determined by the board of directors of the Managing Member acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

         Section 2.1       Formation; Application of Act.

                  (a) Form of the Company. The Members do hereby form the Company as a limited liability company according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act.

                  (b) Application of Act. The Company is a limited liability company pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act. No Member has any interest in any Company property, and the Member Interest of each Member shall be personal property for all purposes.

         Section 2.2 Name. The name of the Company is Tarragon Development Company LLC. The Company's business may be conducted under any other name or names deemed advisable by the Managing Member. The words "Limited Liability Company", "LLC" or similar words or letters shall be included in the Company's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Managing Member in its sole and absolute discretion may change the name of the Company at any time and from time to time and shall promptly notify the Members of such change; provided that the name of the Company may not be changed to include the name, or any variant thereof, of any Member without the written consent of that Member.

         Section 2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Company in the State of Delaware is located at 9 East Loockerman Street, Dover, Delaware 19901, and the registered agent for service of process on the Company in the State of Delaware at such registered office is National Registered Agents, Inc. The principal office of the Company is located at 280 Park Avenue, East Building, 20th Floor, New York, New York 10017, or such other place as the Managing Member may from time to time designate by notice to the Members. The Company may maintain offices at such other place or places within or outside the State of New York as the Managing Member deems advisable.

         Section 2.4 Term. The term of the Company shall commence on the date of the filing of the Certificate of Formation with the Delaware secretary of State and shall continue until it is dissolved pursuant to the provisions of Article XIII or as otherwise required by law.

                                   ARTICLE III
                                     PURPOSE

         Section 3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Company is (a) acquire, own, operate, administer and sell or otherwise dispose of the Property; (b) to conduct any business that may be lawfully conducted by a limited liability company organized pursuant to the Act; and (c) to do anything necessary or incidental to the foregoing in accordance with the terms of this Agreement.

         Section 3.2 Powers. The Company is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Company.

                                   ARTICLE IV
                    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;
                                CAPITAL ACCOUNTS

         Section 4.1       Capital Contributions of the Members.

                  (a) Initial Capital Contributions. At the time of the execution of this Agreement, the Members shall make or shall have made the Capital Contributions set forth in Exhibit A to this Agreement. The Members shall have the Member Interests, Class A Member Units, Class B Member Units, Class C Member Units, Class D Member Units and/or Percentage Interests in the Company as set forth in Exhibit A as a result of such contributions.

                  (b) Additional Capital Contributions or Assessments.

                           (i) Except as required by law or as set forth in subsections (ii) below, no Member shall be assessed or be required to contribute additional funds or other property to the Company. Any additional funds required by the Company, as reasonably determined by the Managing Member to not be available from operations or from lenders on commercially reasonable terms, may, at the option of the Managing Member and without an obligation to do so, be contributed by the Managing Member as additional Capital Contributions.


                           (ii) The Managing Member shall contribute to the capital of the Company each year, at the time distributions will be made in accordance with Section 5.1, an amount of cash equal to the excess, if any, of the amount described in Section 5.1(a) and Section
         5.1 (b) at such time over the amount of Available Cash at such time.


                  (c) Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Member will be returned to that Member only in the manner and to the extent provided in Article V and Article XIII hereof, and no Member may withdraw from the Company or otherwise have any right to demand or receive the return of its Capital Contribution to the Company (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Member shall have the right to receive property other than cash, except as specifically provided herein. No Member shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any disproportion therein as between the Members. Except as specifically provided herein, the

Managing Member shall not be personally liable for the return of any portion of the Capital Contribution of any Member, and the return of such Capital Contributions shall be made solely from Company assets.

                  (d) Liability of Members. No Member shall have any personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Company, nor shall any Member be personally liable for any obligations of the Company. No Member shall be required to make any contributions to the capital of the Company other than its Capital Contribution or to restore a negative balance in its Capital Account or otherwise.

         Section 4.2 No Preemptive Rights. Except as specifically provided in this Agreement no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Company or (b) issuance or sale of any Membership Interests.

         Section 4.3       Capital Accounts of the Members.

                  (a) General. The Company shall maintain for each Member a separate Capital Account in accordance with the rules of Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made by such Member to the Company pursuant to this Agreement and (ii) all items of company income and gain (including income and gain exempt from tax) computed in accordance with Section 4.3(b) hereof and allocated to such Member pursuant to Sections 6.1 and 6.2 of this Agreement and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Member pursuant to this Agreement and (y) all items of Company deduction and loss computed in accordance with
Section 4.3(b) hereof and allocated to such Member pursuant to Section 6.1 and
6.2 of this Agreement.

                  (b) Income, Gains, Deductions, and Losses. For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Members' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                           (1) Except as otherwise provided in Regulation
Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Company; provided, that the amounts of any adjustments to the adjusted bases of the assets of the Company made pursuant to
Section 734 of the Code as a result of the distribution of property by the Company to a Member (to the extent that such adjustments have not previously been reflected in the Members' Capital Accounts) shall be reflected in the Capital Accounts of the Members in the manner and subject to the limitations prescribed in Regulation Section 1.704-1(b)(2)(iv)(m).

                           (2) The computation of all items of income, gain,
loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includible in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                           (3) Any income, gain or loss attributable to the
taxable disposition of any Company property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Company's Carrying Value, with respect to such property as of such date.

                           (4) In lieu of the depreciation, amortization, and
other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                           (5) In the event the Carrying Value of any Company
asset is adjusted pursuant to Section 4.3(d) hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                           (6) Any items specially allocated under Section 6.3
hereof shall not be taken into account.

                  (c) Transfer of Member Interests. A transferee of a Member Interest shall succeed to a pro rata portion of the Capital Account of the transferor.

                  (d) Unrealized Gains and Losses.

                           (1) Consistent with the provisions of Regulation
Section 1.704-1(b)(2)(iv)(f), and as provided in Section 4.3(d)(2), the Carrying Values of all Company assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as of the times of the adjustments provided in Section 4.3(d)(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of this Agreement.

                           (2) Such adjustments shall be made as of the
following times: (i) immediately prior to the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a deminimis Capital Contribution; (ii) immediately prior to the distribution by the Company to a Member of more than a deminimis amount of property as consideration for an interest in the Company; and (iii) immediately prior to the liquidation of the Company or the Managing Member's interest in the Company within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g).

                           (3) In accordance with Regulation Section
1.704-1(b)(2)(iv)(e), the Carrying Value of Company assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as of the time any such asset is distributed.

                           (4) In determining such Unrealized Gain or Unrealized
Loss the aggregate cash amount and fair market value of all Company assets (including cash or cash equivalent) shall be determined by the Managing Member using such fair and reasonable method of valuation as it may adopt or in the case of a liquidating distribution pursuant to Article XIII of this Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The Managing Member, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Company (in such fair and reasonable manner as it determines to arrive at fair market value for individual properties).

                  (e) Modification by Managing Member. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

                                    ARTICLE V
                                  DISTRIBUTIONS

         Section 5.1 Requirement and Characterization of Distribution. On the last Business Day of December of each fiscal year, the Company shall distribute Available Cash generated by the Company during the preceding twelve month period, together with the amount of cash described in Section 4.1(b)(ii), in the following order of priority:

                           (a) First, to the Class A Members, pro rata, to the
                  extent of the balance in each Class A Member's Preferred Distribution Account;

                           (b) Next, to the Class B Members, pro rata, to the
                  extent of the balance in each Class B Member's Preferred Distribution Account; and

                           (c) Next, the balance if any, pro rata, to the Class
                  C Members in accordance with their Percentage Interests.

         Section 5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Managing Member, or any other Members or Assignees shall be promptly paid, solely out of funds of the Company, by the Managing Member to the appropriate taxing authority and treated as amounts distributed to the Managing Member or such Members, or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3 Distribution Upon Liquidation. Proceeds from a Liquidating Transaction shall be distributed to the Members in accordance with Section 13.2.

                                   ARTICLE VI
                                   ALLOCATIONS

         Section 6.1 Allocations For Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, the Company's items of income, gain, loss and deduction (computed in accordance with Section 4.3 hereof) shall be allocated among the Members for each taxable year (or portion thereof) as provided herein below.

                  (a) Net Income. After giving effect to the, special allocations set forth in Section 6.2 below, Net Income shall be allocated:

                           (i) First, to the Class C Members to the extent that,
                  on a cumulative basis, Net Losses previously allocated to the Class C Members pursuant to Section 6.1(b) exceed Net Income previously allocated to the Class C Members pursuant to this
                  Section 6.1(a);

                           (ii) Second, to the Class A Members, pro rata, in an
                  amount equal to their Preferred Allocation Account and to the Class B Members, pro rata, in an amount equal to their Preferred Allocation Account.

                           (iii) Third, to the Class C Members, pro rata, in
                  accordance with their Percentage Interests.

                  (b) Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated:

                           (i) First to the Class C Members to the extent of any
                  prior allocation of Net Income pursuant to Section 6.1 (a);

                           (ii) Second, to the Class C Members until the balance
                  of the Capital Accounts of the Class B Members shall equal zero;

                           (iii) Third, to the Class C Members in accordance
                  with their Percentage Interests.

                  (c) Nonrecourse Liabilities. For purposes of Regulation
Section 1.752-3(a)(3), the Members agree that excess Nonrecourse Liabilities of the Company shall be allocated to the Members in accordance with their Percentage Interests. Notwithstanding the foregoing, the Managing Member agrees to use its reasonable efforts consistent with the business plan of the Company to keep sufficient indebtedness outstanding encumbering the assets of the Company to maintain the present allocation and ratio of such indebtedness among the Members for Federal income tax purposes.

                  (d) Gains. Any gains allocated to the Members upon the sale or other taxable disposition of any Company asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Section
6.2 below, be characterized as Recapture Income in the same proportions and to the same extent as such Members have been allocated any deduction directly or indirectly giving rise to the treatment of such gains as Recapture Income pursuant to the principles of Regulation Sections 1.1245-1(e) and 1.1250-1(f).

         Section 6.2 Special Allocation Rules. Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:

                  (a) Minimum Gain Chargeback. Notwithstanding any other provisions of Article VI, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, as determined under Regulation Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(f)(6). This Section 6.2 is intended to comply with the minimum gain chargeback requirements in Regulation Section 1.704-2(f) and for purposes of this Section 6.2(a) only, each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement with respect to such fiscal year and without regard to any decreasing Member Minimum Gain during such fiscal year.

                  (b) Member Minimum Gain Chargeback. Notwithstanding any other provision of Article VI (except Section 6.2(a) hereof), if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company fiscal year, each Member who has a share of the Member Minimum Gain attributable to such Member Non-recourse Debt determined in accordance with Regulation Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulation Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4). This Section 6.2(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulation, and shall be interpreted consistently therewith. Solely for purposes of this Section 6.2(b) each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to
Article VI with respect to such fiscal year, other than allocations pursuant to
Section 6.2(a) hereof,

                  (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 6.2(a) and 6.2(b) hereof, such Member has an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

                  (d)      [Intentionally Left Blank]

                  (e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any fiscal year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulation Section 1.704-2(i)(2).

                  (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment decreases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         Section 6.3 Allocation for Tax Purposes.

                  (a) General. Except as otherwise provided in this Section 6.3, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

                  (b) To Eliminate Book-Tax Disparities. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Members using the remedial method described in Regulation Section 1.704-3(d).

                                   ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1 Management.

                  (a) Powers of Managing Member. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Company are exclusively vested in the Managing Member, and no other Member shall have any right to participate in or exercise control or management power over the business and affairs of the Company in its capacity as a Member.

                  (b) No Approval Required for Powers. Except as set forth herein, each of the Members agrees that the Managing Member is authorized to execute, deliver and perform agreements and transactions on behalf of the Company without any further act, approval or vote of the Members.

                  (c) Insurance. At all times from and after the date hereof, the Managing Member may cause the Company to obtain and maintain casualty, liability and other insurance on the properties of the Company and liability insurance for the Indemnitees hereunder,

                  (d) Reserves. At all times from and after the date hereof, the Managing Member may cause the Company to establish and maintain reserves (including any reserves required by the terms of any management agreement relating to any Company property) in such amounts as the Managing Member in its sole and absolute discretion, deems appropriate and reasonable from time to time.

         Section 7.2 Certificate of Formation. To the extent that such action is determined by the Managing Member to be reasonable and necessary or appropriate, the Managing Member shall file amendments to and restatements of the Certificate of Formation and do all the things to maintain the Company as a limited liability company (or other entity in which the Members have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Company may elect to do business or own property. Within five Business Days after filing, the Managing Member will deliver or mail a copy of the Certificate of Formation, as it may be amended or restated from time to time, to each Member. The Managing Member shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company (or other entity in which the Members have limited liability) in the State of Florida and any other jurisdiction in which the Company may elect to do business or own property.

         Section 7.3 Restriction on Managing Member's Authority. The Managing Member may not, without Member Consent, take any action in contravention of this Agreement including, without limitation:

                  (a) take any action that would make it impossible to carry on the ordinary business of the Company, except as expressly provided elsewhere in this Agreement;

                  (b) possess Company property, or assign any rights in specific Company property, for other than a Company purpose except as otherwise provided in this Agreement;

                  (c) admit a Person as a Member, except otherwise provided in this Agreement; or

                  (d) sell or approve the sale of property in which the Company has a direct or indirect interest, in a taxable transaction, until the earlier of (i) five (5) years from the date the property met the Completion Date; or
(ii) the death of Robert C. Rohdie. Notwithstanding any provision of this Agreement to the contrary, the Managing Member shall not be required to obtain Member Consent of sales of property having a value of less than $1,000,000 or pursuant to a condemnation or threat thereof.

                  (e) The Members acknowledge that the Managing Member may admit additional members into any subsidiary entity owned by the Company provided that the admittance of such member is not a sale and is not taxable to the Company or the Members.

         Section 7.4 Responsibility for Expenses.

                  (a) No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments, and allocations to which it may be entitled), the Managing Member shall not be compensated for its services as Managing Member of the Company.

                  (b) Responsibility for Ownership and Operation Expenses. The Company shall be responsible for and shall pay all expenses relating to the Company's ownership of its assets, and the operation of, or for the benefit of, the Company. The Managing Member shall be reimbursed on a monthly basis, or such other basis as the Managing Member may determine in its sole and absolute discretion, for all expenses it incurs relating to the Company's ownership of its assets and the operation of, or for the benefit of, the Company. Such reimbursements shall be in addition to any reimbursement to the Managing Member as a result of indemnification pursuant to Section 7.7 hereof.

         Section 7.5 Outside Activities of the Managing Member. Nothing herein contained shall prevent or prohibit the Managing Member or any employee or other Affiliate of the Managing Member from entering into, engaging in or conducting any other activity or performing for a fee any service including (without limiting the generality of the foregoing) engaging in any business dealing with real property of any type or location, including, without limitation, property of a type similar to those properties owned by the Company, its Subsidiaries, and/or its Affiliates or any other Person in which the Company has an equity investment; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity; or receiving compensation for services to, or participating in profits derived from, the investments of any such corporation, trust, partnership or other entity, regardless of whether such activities are competitive with the Company, and nothing herein shall require the Managing Member or any employee or Affiliate thereof to offer any interest in such activities to the Company or any Member.

         Section 7.6 Contracts with Affiliates. Except as contemplated herein, neither the Managing Member nor any of its Affiliates shall (i) sell, transfer or convey any property to, or purchase any property from, the Company, directly or indirectly, or (ii) enter into any agreement for the provision of services to the Company, except in both such cases, pursuant to transactions or agreements that are on terms that are fair and reasonable to the Company and on terms no less favorable to the Company than those which could be obtained from unaffiliated third parties. In entering into such transactions with Affiliates, the Managing Member shall not allocate expenses and similar items disproportionately between the Managing Member and the Company.

         Section 7.7 Indemnification.

                  (a) General. The Company shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the Company in which any Indemnitee may be involved, or is threatened to be involve as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7(a). Any indemnification pursuant to this Section
7.7 shall be made only out of the assets of the Company.

                  (b) In Advance of Final Disposition. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Company in advance of the final disposition of the proceeding upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in this Section 7.7 has been met; and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (c) Other Than by This Section. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                  (d) Insurance. The Company may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company's activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  (e) No Personal Liability for Members. In no event may an Indemnitee subject the Members to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (f) Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  (g) Binding Effect. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         Section 7.8 Liability of the Managing Member.

                  (a) General. Notwithstanding anything to the contrary set forth in this Agreement, the Managing Member shall not be liable for monetary damages to the Company, any other Members or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the Managing Member acted in good faith; provided, however, that the Managing Member shall be so liable to the Company for losses sustained or liabilities incurred as a result of the Managing Member's gross negligence, fraud or willful misconduct.

                  (b) No Obligation to Consider Interests of Members. The Members expressly acknowledge that the Managing Member is acting on behalf of the Company and the Managing Member collectively, that the Managing Member is under no obligation to consider the separate interests of the other Members in deciding whether to cause the Company to take (or decline to take) any actions which the Managing Member has undertaken in good faith on behalf of the Company, and that the Managing Member shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Members in connection with such decisions. Nothing contained herein shall be deemed to waive the Managing Member's obligation to act in good faith and with loyalty to the Members.

                  (c) Acts of Agents. Subject to its obligations and duties as Managing Member set forth in Section 7.1(a) hereof, the Managing Member may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The Managing Member shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                  (d) Effect of Amendment. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Managing Member's liability to the Company and the Members under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9 Other Matters Concerning the Managing Member.

                  (a) Reliance on Documents. The Managing Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (b) Reliance on Consultants and Advisers. The Managing Member may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such Persons as to matters which such Managing Member reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  (c) Action Through Officers and Attorneys. The Managing Member shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the Managing Member in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the Managing Member hereunder.

         Section 7.10 Title to Company Assets. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof.

         Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Managing Member has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any contracts on behalf of the Company, and such Person shall be entitled to deal with the Managing Member as if it were the Company's sole party in interest, both legally and beneficially. Each Member hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the Managing Member in connection with any such dealing. In no event shall any Person dealing with the Managing Member or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Managing Member or its representatives. Each and every certificate, document or other instrument executed on behalf of the Company by the Managing Member or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in fall force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.


                                  ARTICLE VIII
                 RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS

         Section 8.1 Management of Business. Except as otherwise expressly provided herein, no Member or Assignee (other than the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Company's business, transact any business in the Company's name or have the power to sign documents for or otherwise bind the Company. The transaction of any such business by the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of its Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Members or Assignees in their capacities as such under this Agreement.

         Section 8.2 Outside Activities of Members. Subject to any agreements entered into by a Member or its Affiliates with the Managing Member, the Company or a Subsidiary, the following rights shall govern outside activities of
Members: (a) any Member (other than the Managing Member) and any officer, director, employee, agent, trustee, Affiliate, partner, member, beneficiary or shareholder of any such Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company, the Managing Member or their Affiliates; (b) neither the Company nor any Members shall have any rights by virtue of this Agreement in any business ventures of any Member or Assignee; (c) none of the Members nor any other Person shall have any rights by virtue of this Agreement or the Company relationship established hereby in any business ventures of any other Person, and such Person shall have no obligation pursuant to this Agreement, to offer any interest in any such business ventures to the Company, any Member or any such other Person, even if such opportunity is of a character which, if presented to the Company, any Member or such other Person, could be taken by such Person; (d) the fact that a Member may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which it has or has not any interest shall not subject such Member to liability to the Company or any of the other Members on account of the lost opportunity, and (e) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Member or any Affiliate of a Member from dealing or otherwise engaging in business, with Persons transacting business with the Company or from providing services relating directly or indirectly to the purchase, sale, rental, management or operation of real or personal property (including real estate, brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Company or other third parties.

         Section 8.3 Priority Among Members. Except as expressly provided in this Agreement (including the Exhibits hereto), no Member or Assignee shall have priority over any other Member or Assignee as to the return of Capital Contributions or, except to the extent provided by Sections 6.2 or 6.3 hereof, or otherwise expressly provided in this Agreement as to profits, losses or distributions.

         Section 8.4 Rights of Members Relating to the Company. In addition to other rights provided by this Agreement or by the Act, each Member shall be provided the following without demand, except as otherwise provided below, at the Company's expense:

                           (1) promptly after becoming available, a copy of the
Company's federal state and local income tax returns for each Fiscal Year,

                           (2) upon demand and for a purpose reasonably related
to such Member's interest as a Member in the Company, a current list of the name and last known business, residence or mailing address of each Member;

                           (3) a copy of this Agreement and the Certificate of
Formation and all amendments hereto and thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Formation and all amendments hereto and thereto have been executed; and

                           (4) upon demand, true and full information regarding
the amount of cash and a description and statement of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each became a Member.

         Section 8.5 ERISA Matters. Each of the Members hereby covenants that it will conduct its operations and limit its ownership such that such party will not be deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1 Records and Accounting.

                  (a) The Managing Member shall keep or cause to be kept at the principal office of the Company appropriate books and records with respect to the Company's business, including, without limitation, all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to Sections 8.4 or 9.3 hereof. Any records maintained by or on behalf of the Company in the regular course of its business may be kept on, or be in the form of, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Company shall be maintained for financial purposes on an accrual basis in accordance with generally accepted accounting principles and for tax reporting purposes on the accrual basis.

                  (b) Each Member shall have the right, upon reasonable request, to inspect and copy during normal business hours, at such Member's expense, any of the Company's records and to obtain a copy of the Company's Federal, state, and local income tax or information returns for each year.

         Section 9.2 Fiscal Year. The fiscal year of the Company shall be the calendar year.

         Section 9.3 Annual Reports. As soon as practicable, but in no event later than March 31 of each year, the Managing Member shall cause to be mailed to each Member as of the close of the Fiscal Year, an annual report containing financial statements of the Company presented in accordance with generally accepted accounting principles consistently applied, audited by a nationally recognized firm of independent public accountants.



                                    ARTICLE X
                                   TAX MATTERS


         Section 10.1 Preparation of Tax Returns. The Managing Member shall arrange for the preparation and timely filing of all returns of Company income, gains, deductions, losses and other items required of the Company for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information required and such other tax information reasonably requested by Members for federal and state income tax reporting purposes and a copy of the Company's tax return.

         Section 10.2 Tax Elections. Except as otherwise provided herein, the Managing Member shall, in its reasonable discretion, determine whether to make any available election pursuant to the Code based upon the Managing Members determination as to whether such election is in the best interests of the Members; provided, however, that the Managing Member shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder and shall do so effective for its first taxable year if so requested by a Member or if the Managing Member determines such election to be in its interests.

         Section 10.3 Tax Matters Partner.

                  (a) General. The Managing Member shall be the "Tax Matters Partner" of the Company for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Company, the Tax Matters Partner shall provide the Members notice of such receipt and shall furnish the IRS with the name, address and profit interest of each of the Members; provided, however, that such information is provided to the Company by the Members.

                  (b) Powers. The Tax Matters Partner is authorized upon prior written consent of the Members, but not required:

                           (1) to enter into any settlement with the IRS with
respect to any administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the Tax Matters Partner may expressly state that such agreement shall bind all Members, except that such settlement agreement shall not bind any Member (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such Member or (ii) who is a "notice Member" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the

Code), and, to the extent provided by law, the Managing Member shall cause each Member to be designated a notice Member;

                           (2) in the event that a notice of a final
administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a "final adjustment") is mailed or otherwise given to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Company's principal place of business is located;

                           (3) to intervene in any action brought by any other
Member for judicial review of a final adjustment;

                           (4) to file a request for an administrative
adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

                           (5) to enter into an agreement with the IRS to extend
the period for assessing any tax which is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

                           (6) to take any other action on behalf of the Members
of the Company in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                  The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the Tax Matters Partner, and the provisions relating to indemnification of the Managing Member set forth in Section 7.7 of this Agreement shall be fully applicable to the Tax Matters Partner in its capacity as such.

                  (c) Tax Returns. The Tax Matters Partner shall, upon the request of any Member, provide such Member with copies of any tax returns, elections, or any returns or documents to be filed with the IRS at least ten business days prior to the date such filing is required.

                  (d) Reimbursement. The Tax Matters Partner shall receive no compensation for its services. All third-party costs and expenses incurred by the Tax Matters Partner in performing its duties as such (including legal and accounting fees) shall be borne by the Company. Nothing herein shall be construed to restrict the Company from engaging an accounting firm and a law firm to assist the Tax Matters Partner in discharging his duties hereunder, so long as the compensation paid by the Company for such services is reasonable.

         Section 10.4 Organizational Expenses. The Company shall elect to deduct expenses, if any, incurred by it in organizing the Company ratably over a sixty
(60) month period as provided in Section 709 of the Code.

         Section 10.5 Withholding. Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local, or foreign taxes that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Section 1441, 1442, 1445, or 1446 of the Code. Any such amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within 15 days after notice from the Managing Member that such payment must be made unless (a) the Company withholds such payment from a distribution which would otherwise be made to the Member or (b) the Managing Member determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Company which would, but for such payment, be distributed to the Member. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Member and shall be promptly paid, solely out of funds of the Company, by the Managing Member to the appropriate taxing authority.

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

         Section 11.1 Transfer.

                  (a) Definition. The term "transfer " when used in this Article XI with respect to a Member Interest shall be deemed to refer to a transaction by which the Member purports to assign its Member Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this does not include any conversion of all or a portion of a Class A Member Interest pursuant to Section 11.7 hereof.

                  (b) Requirements. No Member Interest shall be transferred, in whole or in part, except in accordance, with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Member Interest not made in accordance with this Article XI shall be null and void.

         Section 11.2 Transfer of Class C Units. At any time and from time to time after the date which is one (1) year after the date of this Agreement, the Managing Member may freely transfer any of its Class C Member Units or withdraw as Managing Member; provided, however, that for a period of five (5) years from the date of this Agreement the Managing Member shall be prohibited from transferring any of its Class C Member Units if such transfer results in a termination of the Company for Federal income tax purposes pursuant to Code
Section 708(b). Notwithstanding the foregoing, the Managing Member may, from and after the date of this Agreement, freely transfer any of its Class C Member Units to a wholly owned subsidiary of the

Managing Member or to an Affiliate of the Managing Member. Any transfer or purported transfer of the Managing Member's Class C Member Units not made in accordance with this Section 11.2 shall be null and void. Notwithstanding any permitted transfer of its Class C Member Units or withdrawal as Managing Member hereunder, the Managing Member shall remain subject to Section 7.7, Section 7.8 and Section 12.1 of this Agreement unless such transferee Managing Member provides substantially similar rights to the other Members and the other Members expressly approve such rights in writing. Nothing contained in this Section 11.2 shall entitle the Managing Member to withdraw as Managing Member unless a successor Managing Member has been appointed and approved by the other Members.

         Section 11.3 Non-Managing Members' Rights to Transfer.

                  (a) General. Member Interests owned by Members other than the Managing Member may be freely transferred. In order to effect any transfer under this Section 11.3 the transferring Member must deliver to the Managing Member a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance, by the assignee of all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable Laws and regulations.

                  (b) Incapacitated Members. If a Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Member's estate shall have all the rights of a Member, but not more rights than those enjoyed by other Members for the purpose of settling or managing the estate and such power as the Incapacitated Member possessed to transfer all or any part of his or its interest in the Company. The Incapacity of a Member, in and of itself, shall not dissolve or terminate the Company.

                  (c) Transfers Causing Termination. Regardless of whether the Managing Member is required to provide or has provided its consent under Section 11.3(a), no transfer of any Member Interests shall be effective if such transfer would, in the opinion of counsel for the Company, result in the termination of the Company for federal income tax purposes, in which event such transfer shall be made effective as of the first fiscal quarter in which such termination would not occur, if the Member making such transfer continues to desire to effect the transfer. The foregoing sentence shall only apply if the Managing Member reasonably determines that such termination will have a material adverse effect on the Company or any Member and shall not apply to transfers of Class C Member Units by the Managing Member after the fifth anniversary of the date of this Agreement.

         Section 11.4 Substituted Members.

                  (a) Substitution of Transferee. A Member shall have the right to substitute a transferee as a Member in his place but only if such transferee is a permitted transferee under Section 11.3, in which event such substitution shall occur if the Member so provides.

                  (b) Rights and Duties of Substituted Members. A transferee who has been admitted as a Substituted Member in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Member under this Agreement.

                  (c) Amendment of Exhibit A. Upon the admission of a Substituted Member, the Managing Member shall amend Exhibit A to reflect the name, address, the class of Member Interest and the Percentage Interest of such Substituted Member and to eliminate or adjust if necessary, the name, address and interest of the predecessor of such Substituted Member.

         Section 11.5 Assignees. If a transferee under Section 11.4(a) is not a Substituted Member, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a membership interest under the Act, the right to receive distributions from the Company and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Member Interests assigned to such transferee, but shall not be, deemed to a holder of a Member Interest for any other purpose under this Agreement and shall not be entitled to vote such Member Interest in any manner presented to the Members for a vote (such Member Interest being deemed to have been voted on such matter in the same proportion as all Member Interests held by Members are voted). In the event any such transferee desires to make a further assignment of any such Member Interest, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Member desiring to make an assignment of Member Interest.

         Section 11.6 General Provisions.

                  (a) Withdrawal of Member. No Member may withdraw from the Company other than as a result of a permitted transfer of all of such Member's Interest in accordance with this Article XI.

                  (b) Transfer of All Units by Member. Any Member who shall transfer all of his Member Interest in a transfer permitted pursuant to this
Article XI shall cease to be a Member.

                  (c) Timing of Transfers. Transfers pursuant to this Article XI may only be made on the first day of a calendar month, unless the Managing Member otherwise agrees.

                  (d) Allocation When Transfer Occurs. If any Member Interest is transferred during any quarterly segment of the Company's fiscal year in compliance with the provisions of this Article XI, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Member and the transferee Member by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or conversion occurs shall be allocated to the Person who is a Member as of midnight on the last day of said month. All distributions of Available Cash with respect to which the Company Record Date is before the date of such transfer or conversion shall be made to the transferor Member, and all distributions of Available Cash thereafter shall be made to the transferee Member.

         Section 11.7 Conversion Rights of the Class A Members.

                  (a) Delivery of Conversion Notices. Any one or more Class A Members may, subject to the limitations set forth in this Section 11.7, deliver to the Managing Member written notice(s) (the "Exercise Notice(s)") that such Class A Member elects to exercise the conversion right set forth in this Section
11.7 with respect to all of its Class A Member Units. The Exercise Notice shall specify the specific number of Class A Member Units that the Class A Member intends to convert into Preferred REIT Shares or into cash; provided, however, that a Class A Member may not elect to convert its Class A Member Units into cash until a date that is at least six (6) years from the date hereof. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the Managing Member of Preferred REIT Shares and/or cash in respect of such Class A Member Units in accordance with the terms hereof.

                  (b) Limitation on Exercise of Conversion Rights. The conversion right of the Class A Members may be exercised at any time and from time to time after the date which is one (1) year after the date of this Agreement, subject to the following limitations:

                           (i) A Class A Member shall not have the right to
                  exercise its conversion right hereunder into Preferred REIT Shares but shall be paid in cash for its Class A Member Units as hereinafter set forth if, in the opinion of counsel selected by the Managing Member, in its sole and absolute discretion, such exercise and/or issuance of any Preferred REIT Shares may or would (A) violate the Managing Member's Articles of Incorporation, as amended from time to time, (B) cause the Managing Member to fail any one or more of the REIT Requirements or (C) constitute a violation of applicable securities laws; and

                           (ii) The conversion rights of the Class A Members
                  shall be subject to a Registration Rights Agreement (attached hereto as Exhibit C-1) which shall (A) include a one time demand right and piggyback registration rights and (B) provide for the reimbursement of such Class A Member's fair share of expenses.

                  (c) Computation of Number of Preferred REIT Shares or Amount of Cash.

                           (i) A Class A Member shall be entitled to convert its
                  Class A Member Units, increased by the amount of Class A Member Units it would receive if the Class D Member Units owned by such Member had been converted in part into Class A Member Units pursuant to Section 11.9, into the amount of Preferred Common REIT Shares equal to the product of (A) the number of Class A Units held by such Member plus the amount of Class A Member Units it would receive if the Class D Member Units owned by such Member had been converted into Class A Member Units, and (B) the quotient of (i) 10, divided by (ii) the liquidation preference of a Preferred REIT Share. Notwithstanding the foregoing, if and to the extent the Class A Member is entitled to a Preferred Return of 10% per annum at the time of conversion with respect to all or a portion of its Class A Member Units and if the Preferred REIT Shares to be issued pursuant hereto to the Class A Member have a dividend rate of less than 10%, then the Class A Member shall be issued that number of Preferred REIT Shares so that its cumulative annual dividend will be equal to the Preferred Return previously received with respect to such Class A Member Units; provided, however, if the Preferred REIT Shares have a dividend rate of 8% or less at the time of conversion, the Preferred REIT Shares shall be deemed for purposes hereof to have a dividend rate of 8%. Notwithstanding the foregoing, if and to the extent the Class A Member is entitled to a Preferred Return of less than 10% per annum with respect to all or a portion of its Class A Member Units, then the Class A Member shall be issued that number of Preferred REIT Shares so that its cumulative annual dividend will be equal to the Preferred Return previously received with respect to such Class A Member Units; provided, however, if the Preferred REIT Shares have a dividend rate of 10% or more, the Preferred REIT Shares shall be deemed for purposes hereof to have a dividend rate of 10%.

                           (ii) If any fraction of a Preferred REIT Share would,
                  except for the provisions of this Section 11.7(c), be issuable on the conversion of any Class A Member Units (or specified portion thereof), the Managing Member shall pay an amount in cash equal to the Value (determined as of the trading day immediately preceding the date upon the closing of the conversion is to occur), multiplied by such fraction.

                           (iii) Notwithstanding anything to the contrary
                  herein, the Managing Member shall have the right, in lieu of issuing Preferred REIT Shares to the Class A Member, to pay cash to the Class A Member. If the Class A Member is entitled to receive cash on conversion pursuant to this Section 11.7, the Class A Member shall receive cash in an amount equal to the aggregate liquidation preference of the Preferred REIT Shares that would be issued to the Class A Member if the Class A Member had converted into Preferred REIT Shares pursuant to this Section 11.7 plus accrued and unpaid dividends. If the Managing Member elects or is required to pay cash to the Class A Member pursuant to this Section 11.7, such cash shall be paid 25% ninety (90) after the closing described in subsection
                  (d) below, 25% on the one year anniversary thereof, 25% of the two year anniversary thereof and the balance thereof on the three year anniversary thereof, in each case with all interest accrued and unpaid to date on such amounts determined at the rate then applicable to the Preferred REIT Shares. Interest shall be payable annually on each anniversary thereof until the balance is paid in full.

                           (iv) In the event that Preferred REIT Shares are not
                  in existence at the time that the Conversion Notice is delivered, the Managing Member shall notify the Class A Member within thirty (30) days of delivery of the Conversion Notice whether the Managing Member elects to (1) pay to the Class A Member cash in exchange for its Class A Membership Units as aforesaid (assuming that the Preferred REIT Shares had the terms and conditions of the preferred stock described in the Certificate of Designation attached hereto as Exhibit E), or
                  (2)
                  register within six (6) months from the date thereof Preferred REIT Shares having substantially the terms and conditions of the preferred stock described in the Certificate of Designation attached hereto as Exhibit E. If the Managing Member elects to register Preferred REIT Shares as aforesaid, the Managing Member shall use reasonable efforts to consummate such registration as promptly as possible within such six month period, and, upon such registration, shall issue Preferred REIT Shares to the Class A Member on the terms and conditions set forth herein as if the Conversion Notice were tendered on the date of such registration.

                           (v) If and when Preferred REIT Shares exist, the
                  Managing Member shall reserve an amount of such stock as treasury shares as necessary to fulfill its obligations hereunder.

                  (d) Closing; Delivery of Election Notice. The closing of the conversion of the Class A Member Units shall, unless otherwise mutually agreed, be held at the principal offices of the Managing Member, on the date agreed to by the Managing Member and the exercising Class A Member, which date shall in no event be later than: (i) ten (10) business days after the date of delivery of the Exercise Notice to the Managing Member or (ii) the first date upon which all legal and other conditions with respect to such conversion have been satisfied (which shall include the expiration or termination of any applicable waiting periods).

                  (e) Closing Deliveries. At the closing of the conversion of the Class A Member Units, (i) the exercising Class A Members shall execute and deliver (A) proper instruments of transfer and assignment of the applicable Class A Member Units and (B) representations and warranties with respect to their due authority to transfer all of the right, title and interest in and to such Class A Member Units to the Managing Member and, with respect to the status of the Class A Member Units, that such Class A Member Units are free and clear of all liens, claims and encumbrances whatsoever, and (ii) the Managing Member shall (A) if Preferred REIT Shares are to be issued, execute and deliver representations and warranties with respect to its due authority to issue the Preferred REIT Shares to be received in the conversion; and deliver a stock certificate or certificates evidencing the Preferred REIT Shares to be issued and registered in the name(s) of the Exercising Class A Member (s) or its or their designee(s), and (B) if any cash is to be paid, deliver a check in the amount of any cash due to the Exercising Class A Member (s) at such closing.

         Section 11.8 Conversion Rights of the Class B Members.

                  (a) Delivery of Conversion Notices. Any one or more Class B Members may, subject to the limitations set forth in this Section 11.8, deliver to the Managing Member Exercise Notice(s) that such Class B Members elect to exercise the conversion right set forth in this Section 11.8 with respect to all or any portion of their Class B Member Units. The Exercise Notice shall specify the specific number of Class B Member Units that the Class B Member intends to convert into Common REIT Shares or into cash; provided, however, that a Class B Member may not elect to convert its Class B Member Units into cash until a date that is at least six (6) years from the date hereof. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the Managing Member of Common REIT Shares and/or cash in respect of such Class B Member Units in accordance with the terms hereof.

                  (b) Limitation on Exercise of Conversion Rights. The conversion right of the Class B Members may be exercised at any time and from time to time after the date which is one (1) year after the date of this Agreement, subject to the following limitations:

                           (i) A Class B Member shall not have the right to
                  exercise its conversion right hereunder but shall be paid in cash for its Class B Member Units as hereinafter set forth if, in the opinion of counsel selected by the Managing Member, in its sole and absolute discretion, such exercise and/or issuance of any REIT Shares may or would (A) violate the Managing Member's Articles of Incorporation, as amended from time to time, (B) cause the Managing Member to fail any one or more of the REIT Requirements or (C) constitute a violation of applicable securities laws; and

                           (ii) The conversion rights of the Class B Members
                  shall be subject to a Registration Rights Agreement (attached hereto as Exhibit C-2) which shall (A) include unlimited demand rights and piggyback registration rights and (B) provide for the reimbursement of such Class B Member's fair share of expenses.

                  (c) Computation of Number of REIT Shares.

                           (i) A Class B Member shall be entitled to convert
                  each Class B Member Units then held by it, plus the amount of Class B Member Units it would receive if the Class D Member Units owned by such Member had been converted in part into Class B Member Units pursuant to Section 11.9, into the amount of Common REIT Shares equal to the product of (x) one, and (y) the Unit Adjustment Factor.

                           (ii) If any fraction of a Common REIT Share would,
                  except for the provisions of this Section 11.8(c), be issuable on the conversion of any Class B Member Units (or specified portion thereof), the Managing Member shall pay an amount in cash equal to the Value (determined as of the trading day immediately preceding the date upon the closing of the conversion is to occur), multiplied by such fraction.

                           (iii) The Managing Member shall reserve an amount of
                  Common REIT Shares as treasury shares as necessary to fulfill its obligations hereunder.

                           (iv) Notwithstanding anything to the contrary herein,
                  if the Class B Member is entitled to cash under this Section 11.8, the Managing Member shall be required to pay cash to the Class B Member in an amount equal to the product of the (i) Value and (ii) the number of Common REIT Shares that would be issued to the Class B Member but for the requirement to pay cash. If the Managing

                  Member is required to pay cash to the Class B Member pursuant to this Section 11.8, such cash shall be paid 25% ninety (90) after the closing described in subsection (d) below, 25% on the one year anniversary thereof, 25% of the two year anniversary thereof and the balance thereof on the three year anniversary thereof, in each case with all interest accrued to date on such amounts determined at the rate then applicable to the Preferred REIT Shares.

                  (d) Closing; Delivery of Election Notice. The closing of the conversion of the Class B Member Units shall, unless otherwise mutually agreed, be held at the principal offices of the Managing Member, on the date agreed to by the Managing Member and the exercising Class B Member, which date shall in no event be later than: (i) ten (10) business days after the date of delivery of the Exercise Notice to the Managing Member or (ii) the first date upon which all legal and other conditions with respect to such conversion have been satisfied (which shall include the expiration or termination of any applicable waiting periods).

                  (e) Closing Deliveries. At the closing of the conversion of the Class B Member Units, (i) the exercising Class B Members shall execute and deliver (A) proper instruments of transfer and assignment of the applicable Class B Member Units and (B) representations and warranties with respect to their due authority to transfer all of the right, title and interest in and to such Class B Member Units to the Managing Member and, with respect to the status of the Class B Member Units, that such Class B Member Units are free and clear of all liens, claims and encumbrances whatsoever, and (ii) the Managing Member shall (A) if Common REIT Shares are to be issued, execute and deliver representations and warranties with respect to its due authority to issue the Common REIT Shares to be received in the conversion; and deliver a stock certificate or certificates evidencing the Common REIT Shares to be issued and registered in the name(s) of the Exercising Class B Member (s) or its or their designee(s), and (B) if any cash is to be paid for any fraction of an Equivalent Share Amount, deliver a check in the amount of any cash due to the Exercising Class B Member (s) at such closing.


         Section 11.9 Conversion Rights of the Class D Members. At the time the Completion Date occurs with respect to each respective apartment property owned by each of the entities set forth on Exhibit B, the Class D Member Units shall automatically convert into the number of Class A Member Units and Class B Member Units set forth on Exhibit B without any affirmative action by the Class D Member holding such Class D Member Units. The Completion Date shall be deemed to be the date such Class A Member Units and Class B Member Units are issued with respect to the provisions of this Agreement, including, without limitation, the definition of "Preferred REIT Share," "Preferred Return" and "Preferred Distribution Account." Upon the date of such conversion, Exhibit A attached hereto shall automatically be amended to reflect the issuance of the Class A Member Units and Class B Member Units without any affirmative action by the Class D Member. If there is a dispute between the Managing Member and the Class D Member as to when the Completion Date occurs, the Class D Member or its representative shall have the right to review the books and records of the Company as contemplated by Article IX hereof, and the Managing Member shall cooperate with the Class D Members in connection with such review including, without limitation, providing the Class D Member with copies of all documentation reasonably requested by the Class D Member.

                                   ARTICLE XII
                              ADMISSION OF MEMBERS

         Section 12.1 Admission of Successor Managing Member. A successor to all of the Managing Member's Class C Units pursuant to Section 11.2 hereof who is proposed to be admitted as a successor Managing Member shall be admitted to the Company as the Managing Member, effective upon such transfer. Any such transferee shall carry on the business of the Company without dissolution. In each case, the admission shall be subject to the successor Managing Member executing and delivering to the Company an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. Notwithstanding the foregoing, during the one
(1) year period in which the Class A Members and/or Class B Members have no right to convert their Membership Units pursuant to Sections 11.7 and 11.8, respectively, such Members shall have the right to consent to the admission of the successor Managing Member, provided, however, that such consent shall not be unreasonably withheld or denied.

         Section 12.2 [Intentionally Left Blank].

         Section 12.3 Amendment of Agreement and Certificate of Formation. For the admission to the Company of any Member, the Managing Member shall take all steps necessary and appropriate under the Act to amend the records of the Company and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate of Formation and may for this purpose exercise the power of attorney granted pursuant to Article XVI hereof.

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

         Section 13.1 Dissolution. The Company shall not be dissolved by the admission of Substituted Members or by the admission of a successor Managing Member in accordance with the terms of this Agreement. The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each an "Event of Dissolution"):

                  (a) Judicial Dissolution Decree - Entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Act; and

                  (b) Sale of Company's Assets - the sale or disposition of all or substantially all of the assets and properties of the Company in accordance with this Agreement.

         Section 13.2 Winding Up.

                  (a) General. Immediately prior to the occurrence of an Event of Dissolution or as soon as possible immediately thereafter, the Company shall be required to issue a notice of pending liquidation of the Company to the Members. Upon the occurrence of an Event of Dissolution, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members. No Member shall take any action that is inconsistent with or not necessary to or appropriate for, the winding up of the Company's business and affairs. The Managing Member (or, in the event there is no remaining Managing Member, any Person elected by Member Consent (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company's liabilities and property and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                           (1) First, to the payment and discharge of all of the
Company's debts and liabilities to creditors other than the Members;

                           (2) Second, to the payment and discharge of all of
the Company's debts and liabilities to the Members, pro rata in accordance with amounts owed to each such Member;

                           (3) Third, to the Class A Member in an amount equal
to the aggregate liquidation preference of the Preferred REIT Shares that would be issued to the Class A Member if the Class A Member had converted into Preferred REIT Shares pursuant to Section 11.7 plus accrued and unpaid dividends; and

                           (4) The balance, if any, to the Members in accordance
with the provisions of Section 4.1.

                  The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article XIII.

                  (b) Where Immediate Sale of Company's Assets Impractical. Notwithstanding the provisions of Section 13.2(a) hereof which require liquidation of the assets of the Company, but subject to the order of priorities set forth therein, if, prior to or upon dissolution of the Company, the Liquidator determines that an immediate sale of part or all of the Company's assets would be impractical or would cause undue loss to the Members, the Liquidator may, in its fair and reasonable discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Members that are creditors) or, with the consent of all Members, distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereof, undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Members, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligation. Notwithstanding anything to the contrary in this Agreement in the event the Company is "liquidated" within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the Managing Member and Members who have positive Capital Accounts in compliance with Regulation Section 1.704-1(b)(2)(ii)(b) (including any timing requirements therein). In the discretion of the Managing Member, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article XIII may be: (i) distributed to a liquidating trust established for the benefit of the Members for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Managing Member arising out of or in connection with the Company (the assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Managing Member, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to this Agreement); or (ii) withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company; provided, that such withheld amounts shall be distributed to the Members as soon as practicable.

         Section 13.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article XIII (but subject to Section 13.3), in the event the Company is liquidated within the meaning of Regulation Section 1.704-l(b)(2)(ii)(g) but if no Event of Dissolution has occurred, the Company's property shall not be liquidated, the Company's liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up. Instead the Company shall be deemed to have distributed the Property in kind to the Members, who shall be deemed to have assumed and taken such property subject to all Company liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the Members shall be deemed to have recontributed the Company property in kind to the Company, which shall be deemed to have, assumed and taken such property subject to all such liabilities.

         Section 13.5 Rights of Members. Except as specifically provided in this Agreement each Member shall look solely to the assets of the Company for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Company. Except as specifically provided in this Agreement, no Member shall have priority over any other Member as to the return of his Capital Contributions, distributions, or allocations.

         Section 13.6 Notice of Dissolution. In the event an Event of Dissolution or an event occurs that would, but for provisions of Section 13.1 result in a dissolution of the Company, the Managing Member shall, within 30 days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Managing Member) and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the discretion of the Managing Member).

         Section 13.7 Cancellation of Certificate of Formation. Upon the completion of the liquidation of the Company as provided in Section 13.2 hereof, the Company shall be terminated and the Certificate of Formation and all qualifications of the Company as a foreign entity in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Company shall be taken.

         Section 13.8 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Members during the period of liquidation.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         Section 14.1 Board of Directors of the Managing Member. For so long as Rohdie LLC and/or Robert C. Rohdie, personally, owns, directly or indirectly, a Membership Interest in the Company, William S. Friedman agrees to commit to vote his stock ownership in the Managing Member to have Robert C. Rohdie appointed to a seat on the Board of Directors of the Managing Member.

         Section 14.2 Default. In the event that the Managing Member does not deliver the required shares upon conversion pursuant to the terms of Sections
11.7 and 11.8 hereof or the Common REIT Shares issued pursuant to Section 11.8 are not timely registered pursuant to the Registration Rights Agreement attached hereto as Exhibits C-1 and C-2, an event of default shall be deemed to occur for which the Class A Member Units and/or Class B Member Units tendered for conversion shall be purchased by the Managing Member for cash in an amount equal to the aggregate liquidation preference of the Preferred REIT Shares and/or Value of the Common REIT Shares that would be issued to the Class A Member or Class B Member if such Class A Member Units or Class B Member Units had converted, plus accrued and unpaid dividends plus an amount equal to one (1%) percent of the aggregate amount owed to the Members for each month that the amount remains unpaid. If the Managing Member is required to pay cash pursuant to this Section 14.2, such cash shall be paid 25% ninety (90) after the closing, 25% on the one year anniversary thereof, 25% of the two year anniversary thereof and the balance thereof on the three year anniversary thereof, in each case with all interest accrued and unpaid to date on such amounts determined at the rate then applicable to the Preferred REIT Shares. Interest shall be payable annually on each anniversary thereof until the balance is paid in full.

                                   ARTICLE XV
                               GENERAL PROVISIONS

         Section 15.1 Address and Notice. All notices and demands, under this Agreement shall be in writing, and may be either delivered personally (which shall include deliveries by courier) by U.S. mail or a nationally recognized overnight courier, by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type; provided that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A attached hereto, as it may be amended from time to time, and, if to the Company, such notices and demands sent in the aforesaid manner must be delivered at its Principal place of business set forth above. Unless delivered personally or by telefax, telex or other wire transmission as above (which shall be effective on the date of such delivery or transmission), any notice shall be deemed to have been made three (3) days following the date so mailed. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Company at its office hereinabove set forth.

         Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 15.6 Waiver of Partition. The Members hereby agree that the Company properties are not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Company properties.

         Section 15.7 Dispute Resolution.

                  (a) Mediation. In the event of a dispute, any dissatisfied Member will provide notice of the dispute to all of the other Members. The Members will then arrange a meeting to discuss the dispute within ten (10) days of receipt of notice of the dispute. If the dispute cannot be resolved among the Members within thirty (30) days of the meeting to discuss the dispute, then any Member may submit the dispute to non-binding mediation by notice to all of the other Members (the "Mediation Notice"). The Member sending such notice shall then have ten (10) days to make a request to a reputable and nationally recognized agency in the State of Florida which specializes in mediation to select a mediator to assist in resolving the dispute. The costs of the mediator will be shared equally by the Members and all decisions as to date, time and location of mediation meetings shall be made by the mediator. If the dispute cannot be resolved through mediation within ninety
(90) days of the Mediation Notice, then, and only then, will the provisions of sub-Section (b) apply.

                  (b) Initiating Arbitration; Selection of Arbitrators. If the dispute cannot be resolved pursuant to sub-Section (a), any Member(s) may submit any dispute to arbitration by giving written notice to the other Member(s) along with the name of an arbitrator. Within thirty (30) days after receipt of a request to arbitrate a dispute, the other Member(s) must appoint an arbitrator. Fifteen (15) days thereafter the two appointed arbitrators will select a third arbitrator. If a Member(s), who is by this sub-Section (b) is required to appoint an arbitrator, fails to make such appointment within the thirty (30) day period, the Member(s) originally instigating the arbitration will be authorized to appoint the second arbitrator. If the two appointed arbitrators fail to select a third arbitrator within the fifteen (15) day period, the Members will mutually select the third arbitrator. If the Members are unable to agree within fifteen (15) days thereafter as to appointment of the third arbitrator, then any Member may, upon at least five (5) days prior written notice to the other Member(s), request the American Arbitration Association to choose such third arbitrator. All arbitrators will be impartial and unrelated, directly or indirectly, so far as employment or services is concerned, to any Member or to any Affiliate or to any Person directly or indirectly related to the Members or to any Affiliate. In an arbitration proceeding involving the management and operation of the Company, the arbitrators must have substantial knowledge and experience in the management and operation of similar real estate ventures. In any arbitration proceedings involving any other specialized area of knowledge or competence, the arbitrators must have substantial knowledge and experience in such specialized area as, for example, in any dispute involving accounting procedures the arbitrators will be independent certified public accountants. The arbitration proceeding will otherwise be governed by the International Commercial Arbitration Rules of the American Arbitration Association then in force. The place of arbitration will be Orange County, Florida.

                  (c) Procedures; Limitations. The three (3) arbitrators will investigate the facts and will hold a hearing at which the Members may present evidence and arguments, be represented by counsel and conduct cross-examination. In determining any question, matter or dispute before them, the arbitrators will apply the provisions of this Agreement, without varying therefrom in any respect. They will not have the power to add to, modify or change any of the provisions of this Agreement. The three (3) arbitrators will render a written decision upon the matter presented to them by a majority vote within thirty (30) days after the date upon which the last arbitrator is appointed, and that decision will be final and binding on the Members. Judgment upon the decision rendered in such arbitration may be entered by any court having jurisdiction thereof. No Member will be considered in default hereunder during the pendency of arbitration proceedings relating to a disputed default. If the three (3) arbitrators fail to render a decision within the ninety (90) day period, then, to the extent permitted by law, any Member will have the right to institute an action or proceeding in such court as may be appropriate in the circumstances, and, upon the institution of such action, the arbitration proceeding will be terminated and will be of no further force and effect. The arbitrators will determine in what proportion the Members will bear the fees and expenses of the third arbitrator and each Member will bear the fees and expenses of the arbitrator, legal counsel and other consultants selected by that Member.

         Section 15.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters contained herein; it supersedes any prior agreements or understandings among them with respect to the matters contained herein and it may not be modified or amended in any manner other than pursuant to Article XIV.

         Section 15.9 Remedies Not Exclusive. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise. Each party hereto has the right to demand specific performance of any obligation of another party hereunder. The prevailing party in any action hereunder shall be entitled to recover costs and reasonable attorneys' fees.

         Section 15.10 Time. Time is of the essence of this Agreement.

         Section 15.11 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

         Section 15.12 Waiver. No failure by any party to insist upon the strict performance of any covenant duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.13 Amendment. This Agreement may be amended only with Member Consent.

         Section 15.14 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that such parties are not signatories to the original or the same counterpart.

         Section 15.15 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         Section 15.16 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.






                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       TARRAGON REALTY INVESTORS, INC.
                                       (Managing Member)



                                       By: /s/ William S. Friedman
                                          --------------------------------------
                                          Name: William S. Friedman
                                          Title: President

                                       ROHDIE FAMILY LLC


                                       By: /s/ Robert C. Rohdie
                                          --------------------------------------
                                          Name: Robert C. Rohdie
                                          Title: Manager

                                    EXHIBIT A
                           MEMBERS, CONTRIBUTIONS AND
                                COMPANY INTERESTS





                                                 Agreed Value of                                                Percentage
Name and Address of Member                    Contributed Property                  Member Units                 Interest
--------------------------                    --------------------                  ------------                ----------
Class A Members:
The Rohdie Family LLC                              $ 4,000,000                         400,000                     100%
433 Hampton Crest
Heathrow, Florida  32746

Class B Members:
The Rohdie Family LLC                              $ 1,000,000                        98,159.51                    100%
433 Hampton Crest
Heathrow, Florida  32746

Class C Members:
Tarragon Realty Investors, Inc.                   $ 10,000,000                        1,000,000                    100%
280 Park Avenue
East Building, 20th Floor
New York, New York  10017

Class D Member
The Rohdie Family LLC                              $ 5,000,000                     (See Exhibit B)                 100%
433 Hampton Crest                                  -----------
Heathrow, Florida  32746


TOTAL                                             $ 20,000,000
                                                  ============

                                    EXHIBIT B
                         SCHEDULE OF UNITS TO BE ISSUED
                              UPON COMPLETION DATE


                                                                     Units to be Issued on the
Membership Interest                         Agreed                        Completion Date
     Contributed                            Value                      Class A       Class B
    ------------                            -----                      -------       -------
1. Tarragon Huntsville                      $500,000                    40,000      9,815.95
       Apartments, L.L.C.

2. Tarragon Savannah LP                   $1,000,000                    80,000     19,631.90

3.  Tarragon Stoneybrook
        Apartments, L.L.C.                $1,750,000                   140,000     34,355.83

4. Lake Lotta Apartments,
         L.L.C.                           $1,250,000                   100,000     24,539.88

5. Vintage At Legacy
         Lakes II, L.P.                     $500,000                    40,000      9,815.95
                                          ----------                   -------     ---------


                  TOTALS:                 $5,000,000                   400,000     98,159.51
                                          ==========                   =======     =========

                                   EXHIBIT C-1

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 7, 2000 by and between Tarragon Realty Investors, Inc., a Nevada corporation (the "Company"), and The Rohdie Family LLC, a Delaware limited liability company (a "Holder).

         WHEREAS, on the date hereof, the Holder is receiving Class A Member Units ("Units") in Tarragon Development Company LLC, a Delaware limited liability company (the "LLC");

         WHEREAS, in connection therewith, the Company has agreed to grant to Holder the Registration Rights (as defined in Section 1 hereof);

         WHEREAS, the LLC and Holder have agreed that the Holder shall not, among other things, present Units for conversion during the one-year period following the issuance of such Units to Holder; and

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

                         SECTION 16. REGISTRATION RIGHTS
         At any time following one year following the issuance of the Units, if Holder receives shares of preferred stock ("Preferred Stock") of the Company upon conversion of Units (the "Conversion Shares" which term shall include any, and all Preferred Stock issued by reason of any stock split, stock dividend or distribution in respect of Conversion Shares) pursuant to the terms of the limited liability company agreement of the LLC, as amended (the "LLC Agreement"), Holder shall be entitled to offer the Conversion Shares for sale pursuant to a shelf registration statement set forth herein.

                  16.1(a) Registration Procedure. Subject to Sections 1.1(c) and
1.3 hereof, if Holder desires to exercise its one time Registration Rights with respect to any or all of the Conversion Shares, Holder shall deliver to the Company a written notice (a "Registration Notice") informing the LLC and the Company of such exercise and specifying the number of shares to be offered by Holder (such shares to be offered being referred to herein as the "Registrable Securities"'). Such notice may be given at any time on or after the date the notice of conversion is delivered by Holder to the Company pursuant to the LLC Agreement, but must be given at least ten (10) business days prior to the consummation of the sale of Registrable Securities. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing and currently effective shelf registration statement and related prospectus (the "Shelf Registration Statement") that the Company then has on file with the Securities and Exchange Commission (the "SEC") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 1.1), will cause to be filed with the SEC as soon as reasonably practicable after receiving the

Registration Notice a new registration statement and related prospectus (a "New Registration Statement") that complies as to form in with applicable SEC rules providing for the sale by Holder of the Registrable Securities, and shall (subject to Section 1.3 hereof) use its best efforts to cause such New Registration Statement to be declared effective by the SEC as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 1, including in each case any documents incorporated therein by reference). Holder shall provide in a timely manner information regarding the proposed distribution by Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company shall (subject to Section 1.3 hereof) use its best efforts to keep the Registration Statement and Prospectus current and effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement, or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act of 1933, as amended (the "Act"). The Company shall provide to Holder a reasonable number of copies of the Registration Statement and the Prospectus and any amendments or supplements thereto.

                  1.1(b) Offers and Sales. All offers and sales by Holder under the Registration Statement referred to in this Section 1.1 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 1.1(a), and upon expiration of period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

                  1.1(c) Limitations on Registration Rights. The Registration Right of the Holder with respect to the Units shall be a one time right as set forth in the LLC Agreement. The exercise of the one time Registration Right shall be with respect to a minimum of the total number of Conversion Shares held by Holder at such time plus the number of Conversion Shares that may be issued upon conversion of Units by Holder. Subject to the provision in the LLC Agreement preventing the conversion before the first anniversary date of the date of such LLC Agreement, the right of Holder to deliver a Registration Notice commences upon the date a Holder delivers a notice of conversion pursuant to the LLC Agreement. The right of Holder to deliver a Registration Notice shall expire on the date on which all of the Conversion Shares held by Holder or issuable upon conversion of Units held by Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Act. The Registration Rights granted pursuant to this Section 1.1 may not be exercised as part of any underwritten public offering by the Company or by Holder without the prior written consent of the Company.

         16.2 Piggy-Back Registration Rights. If the Company, at any time or from time during the term of the LLC Agreement, authorizes a registration of any securities under the Securities Act on Form S-1, S-2, or S-3 (or any registration form promulgated by the SEC in substitution of one of those forms), it shall include in that registration all of the Conversion Shares that Holder elects to register for public sale, to the extent permitted by the applicable registration form and any underwriters in the offering. The Company shall notify Holder of each proposed registration as soon as practicable prior to filing the registration statement, and, if it receives from Holder a written request within 15 days after that notice, the Company shall include in its registration the number of Conversion Shares specified in Holder's registration request. If the registration will involve an underwritten distribution of securities by the Company, subject to the provisions of the following paragraph, (i) the Company shall include in the underwriting all the Conversion Shares that Holder is entitled to include in the registration, (ii) the Holder shall sell the registered Conversion Shares through the underwriter or syndicate of underwriters selected by the Company, and (iii) the Holder shall enter into an underwriting agreement with the underwriter or syndicate of underwriters selected by the Company, which will provide (among other things) for the Company, the Holder, and each underwriter (and each person who controls each underwriter within the meaning of Section 15 of the Securities Act) to grant to each other (and to each person who controls each of them within the meaning of Section 15 of the Securities Act) reciprocal indemnification against liabilities under the Securities Act, subject to such limitations as are appropriate to reflect the parties' respective interests in the underwriting.

         In connection with any offering involving an underwriting of shares of securities being issued by the Company for its own account or for the account of others, the Company shall not be required to include any of the Conversion Shares in the registration statement unless the Holder accepts and agrees to the terms of the underwriters selected by the Company. If the total number of Conversion Shares the Holder requests to be included in any offering involving an underwriting of securities being issued by the Company for its own account or for the account of others (the "Requested Shares") exceeds the number the underwriters reasonably believe is compatible with the success of the offering, the Company shall only be required to include in the offering, after the inclusion of all of the securities the Company desires to sell, so many Requested Shares as the underwriters believe will not jeopardize the success of the offering. In such case, the Requested Shares to be included shall be apportioned among all holders pro rata according to the number of shares owned by each holder entitled to participate in such offering.

         The Company is not required to include any of the Conversion Shares in a registration that covers any of the following: (A) securities proposed to be issued in exchange for assets or securities of another corporation; (B) debt securities not convertible into, or exchangeable for, shares of Common Stock;
(C) securities to be issued pursuant to a transaction registered on Form S-4 (or any registration form promulgated by the SEC in substitution of that form); or
(D) a stock option, stock bonus, stock purchase, or other employee benefit or compensation plan or securities issued or issuable pursuant to any such plan.

         16.3 Suspension of Offering. Upon any notice by the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), then the Company will promptly prepare, file, pursue to effectiveness, and deliver to Holder a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above, and Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Holder receives copies of, a supplemented or amended Prospectus; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than ninety (90) days after delivery of the Materiality Notice at any one time. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

         16.4 Expenses. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Registration Statement and Prospectus, and the preparation of stock certificates, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Holder shall be responsible for the payment of any underwriters' fees, discounts or commissions or any brokerage and sales commissions relating to the Registrable Securities and the fees and disbursements of Holder's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Securities by Holder.

         16.5 Qualification. The Company shall cooperate with the underwriter to register or qualify the Registrable Securities, by the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or, during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1; (y) subject itself to taxation in any such jurisdiction; or (z) submit to the general service of process in any such jurisdiction.

         16.6 Additional Agreements of the Company. If the Company is required to register any of the Conversion Shares pursuant to this Agreement, the Company shall:

         (a) If any event occurs that necessitates, in the opinion of Holder's legal counsel, an amendment or supplement to any prospectus in order to make the prospectus not misleading in light of the circumstances existing at the time it is delivered to Holder, (i) amend or supplement the prospectus to the extent required so that the prospectus, as amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements therein, in light of the circumstances existing at the time the prospectus is delivered to a purchaser, not misleading, and (ii) furnish to Holder a reasonable number of copies of both any amendment or supplement to the prospectus that it prepares, and any filing pursuant to Section 13(a), 13(c), or 14 under Securities Exchange Act of 1934, as amended (the "Exchange Act"), that it makes, to effectuate the amendment or supplement the prospectus;

         (b) During the period when a prospectus is required to be delivered under the Securities Act, reasonably promptly provide to the Holder upon request each document filed by the Company with the SEC pursuant to Section 13(a), 13(c), or 14 of the Exchange Act;

         (c) Promptly notify Holder in writing of the following: (i) the date when the registration statement or any post-effective amendment to it becomes effective, and the date when any amendment to the registration statement or supplement to a prospectus is filed with the SEC; (ii) the issuance by the SEC of a stop order suspending the effectiveness of the registration statement or the initial proceedings for that purpose; (iii) the suspension of qualification of any Conversion Shares for sale in any jurisdiction or the initiation of any proceedings for that purpose; and (iv) the Company's intention to file an amendment to the registration statement, or a supplement to any prospectus, that differs from the prospectus on file when the registration statement became effective and including documents deemed to be incorporated by reference into a prospectus;

         (d) Use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) Within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement or amendment or supplement to a prospectus, provide copies of such document to Holder and to counsel to Holder and to the underwriter or underwriters of any underwritten offering of Conversion Shares, if any; and

         (f) Use its best efforts to list the Conversion Shares on each securities exchange or automated quotation system on which such class of securities are then listed, or if such securities are not already so listed, use reasonable efforts to list the Conversion Shares on an exchange or automated quotation system, if such listing is then permitted under the rules of such exchange or automated quotation system.

         16.7 Lockup Agreement. In consideration of the Company agreeing to its obligations under this Agreement, the Holder agrees in connection with any registration of any Registrable Securities, at the request of the Company or the underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of the Company or underwriters (as the case may be) for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify, so long as the Holder or unit holders holding more than 1% of the Common Stock of the Company and all officers and directors of the Company are bound by a comparable obligation.

         16.8 Preferred Stock. The Company represents and warrants to the Holder that, at the time of issuance thereof, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of any third party of any nature whatsoever.

                        SECTION 17. INDEMNIFICATION; LLC
         17.1 Indemnification by the Company. The Company shall indemnify and hold harmless Holder, each member, officer and manager of Holder, and each person, if any, who controls Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental, agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above; provided, however, that the indemnity provided pursuant to this Section
2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus provided by the Company to the Holder for such purpose if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

         17.2 Indemnification by Holder. Holder (and each permitted assignee of Holder, on a several basis) severally agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (a) against any and. all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which such Holder's Registrable Securities were Registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above; provided, however, that the indemnity provided pursuant to this Section
2.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus provided by the Company to such Holder for such purpose if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement, and no Holder shall be liable under this Section 2.2 for any statements or omissions of any other Holder.

         17.3 Conduct of Indemnification Proceedings. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity provided in Section
2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under
Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If any indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

         17.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the subject Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and such Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Holder shall be required to contribute any amount in excess of the amount of the total proceeds to such Holder from sales of the Registrable Securities of such Holder under the Registration Statement.

         Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each member, officer and manager of and each person, if any, who controls, a Holder within the meaning of
Section 15 of the Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

                         SECTION 18. RULE 144 COMPLIANCE
         The Company will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) business days prior to any sale of Registrable Securities hereunder.

                            SECTION 19. MISCELLANEOUS
         19.1 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the affected Holder.

         19.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

         19.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provides that this Agreement may not be assigned by any Holder (other than to a member of Holder's immediate family, trust established for the benefit of such Holder or immediate family member(s) of such Holder, a beneficiary of Holder, or a partnership or corporation controlled by Holder, a beneficiary of Holder or immediate family member(s) of Holder), and any other attempted assignment hereof by any Holder will be void and of no effect.

         19.4 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

         19.5 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party falls to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

         19.6 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware, but not including the choice of law rules thereof.

         19.7 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         19.8 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         19.9 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

         19.10 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be modified only to the extent necessary to render same effective or (if necessary) be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.


                                       COMPANY:

                                       TARRAGON REALTY INVESTORS, INC.


                                       By: /s/ William S. Friedman
                                          --------------------------------------
                                          Name: William S. Friedman
                                          Title: President

                                       HOLDER:

                                       THE ROHDIE FAMILY LLC

                                       By: /s/ Robert C. Rohdie
                                          --------------------------------------
                                          Name: Robert C. Rohdie
                                          Title: Manager

                                   SCHEDULE A

                                    ADDRESSES





Tarragon Realty Investors, Inc.
280 Park Avenue
East Building, 20th Floor
New York, New York 10017


The Rohdie Family LLC
433 Hampton Crest
Heathrow, Florida  32746

                                   EXHIBIT C-2

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 7, 2000 by and between Tarragon Realty Investors, Inc., a Nevada corporation (the "Company"), and The Rohdie Family LLC, a Delaware limited liability company (a "Holder).

         WHEREAS, on the date hereof, the Holder is receiving Class B member units ("Units") in Tarragon Development Company LLC, a Delaware limited liability company (the "LLC");

         WHEREAS, in connection therewith, the Company has agreed to grant to Holder the Registration Rights (as defined in Section 1 hereof);

         WHEREAS, the LLC and Holder have agreed that the Holder shall not, among other things, present Units for conversion during the one-year period following the issuance of such Units to Holder; and

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

                         SECTION 20. REGISTRATION RIGHTS
         At any time following one year following the issuance of the Units, if Holder receives shares of common stock ("Common Stock") of the Company upon conversion of Units (the "Conversion Shares" which term shall include any, and all Common Stock issued by reason of any stock split, stock dividend or distribution in respect of Conversion Shares) pursuant to the terms of the limited liability company agreement of the LLC, as amended (the "LLC Agreement"), Holder shall be entitled to offer the Conversion Shares for sale pursuant to a shelf registration statement set forth herein.

                  20.1(a) Registration Procedure. Subject to Sections 1.1(c) and
1.3 hereof, if at any time Holder desires to exercise its Registration Rights with respect to any or all of the Conversion Shares, Holder shall deliver to the LLC a written notice (a "Registration Notice") informing the LLC and the Company of such exercise and specifying the number of shares to be offered by Holder (such shares to be offered being referred to herein as the "Registrable Securities"'). Such notice may be given at any time on or after the date a notice of conversion is delivered by Holder to the Company pursuant to the LLC Agreement, but must be given at least ten (10) business days prior to the consummation of the sale of Registrable Securities. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing and currently effective shelf registration statement and related prospectus (the "Shelf Registration Statement") that the Company then has on file with the Securities and Exchange Commission (the "SEC") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 1.1) and that is effective, will cause to be filed with the SEC as soon as reasonably practicable after receiving the

Registration Notice a new registration statement and related prospectus (a "New Registration Statement") that complies as to form in with applicable SEC rules providing for the sale by Holder of the Registrable Securities, and shall (subject to Section 1.3 hereof) use its best efforts to cause such New Registration Statement to be declared effective by the SEC as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 1, including in each case any documents incorporated therein by reference). Holder shall provide in a timely manner information regarding the proposed distribution by Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company shall (subject to Section 1.3 hereof) use its best efforts to keep the Registration Statement and Prospectus current and effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement, or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act of 1933, as amended (the "Act"). The Company shall provide to Holder a reasonable number of copies of the Registration Statement and the Prospectus and any amendments or supplements thereto.

                  1.1(b) Offers and Sales. All offers and sales by Holder under the Registration Statement referred to in this Section 1.1 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 1.1(a), and upon expiration of period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

                  1.1(c) Limitations on Registration Rights. The Registration Rights of the Holder with respect to the Units shall be unlimited and may be exercised at any time and from time to time by the Holder as set forth in the LLC Agreement. Subject to the provision in the LLC Agreement preventing the conversion before the first anniversary date of the date of such LLC Agreement, the right of Holder to deliver a Registration Notice commences upon the date a Holder delivers a notice of conversion pursuant to the LLC Agreement. The right of Holder to deliver a Registration Notice shall expire on the date on which all of the Conversion Shares held by Holder or issuable upon conversion of Units held by Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Act. The Registration Rights granted pursuant to this
Section 1.1 may not be exercised as part of any underwritten public offering by the Company or by Holder without the prior written consent of the Company.

         20.2 Piggy-Back Registration Rights. If the Company, at any time or from time during the term of the LLC Agreement, authorizes a registration of any securities under the Securities Act on Form S-1, S-2, or S-3 (or any registration form promulgated by the SEC in substitution of one of those forms), it shall include in that registration any of the Conversion Shares that Holder elects to register for public sale, to the extent permitted by the applicable registration form and any underwriters in the offering. The Company shall notify Holder of each proposed registration as soon as practicable prior to filing the registration statement, and, if it receives from Holder a written request within 15 days after that notice, the Company shall include in its registration the number of Conversion Shares specified in Holder's registration request. If the registration will involve an underwritten distribution of securities by the Company, subject to the provisions of the following paragraph, (i) the Company shall include in the underwriting all the Conversion Shares that Holder is entitled to include in the registration, (ii) the Holder shall sell the registered Conversion Shares through the underwriter or syndicate of underwriters selected by the Company, and (iii) the Holder shall enter into an underwriting agreement with the underwriter or syndicate of underwriters selected by the Company, which will provide (among other things) for the Company, the Holder, and each underwriter (and each person who controls each underwriter within the meaning of Section 15 of the Securities Act) to grant to each other (and to each person who controls each of them within the meaning of Section 15 of the Securities Act) reciprocal indemnification against liabilities under the Securities Act, subject to such limitations as are appropriate to reflect the parties' respective interests in the underwriting.

         In connection with any offering involving an underwriting of shares of securities being issued by the Company for its own account or for the account of others, the Company shall not be required to include any of the Conversion Shares in the registration statement unless the Holder accepts and agrees to the terms of the underwriters selected by the Company. If the total number of Conversion Shares the Holder requests to be included in any offering involving an underwriting of securities being issued by the Company for its own account or for the account of others (the "Requested Shares") exceeds the number the underwriters reasonably believe is compatible with the success of the offering, the Company shall only be required to include in the offering, after the inclusion of all of the securities the Company desires to sell, so many Requested Shares as the underwriters believe will not jeopardize the success of the offering. In such case, the Requested Shares to be included shall be apportioned among all holders pro rata according to the number of shares owned by each holder entitled to participate in such offering.

         The Company is not required to include any of the Conversion Shares in a registration that covers any of the following: (A) securities proposed to be issued in exchange for assets or securities of another corporation; (B) debt securities not convertible into, or exchangeable for, shares of Common Stock;
(C) securities to be issued pursuant to a transaction registered on Form S-4 (or any registration form promulgated by the SEC in substitution of that form); or
(D) a stock option, stock bonus, stock purchase, or other employee benefit or compensation plan or securities issued or issuable pursuant to any such plan.

         20.3 Suspension of Offering. Upon any notice by the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), then the Company will promptly prepare, file, pursue to effectiveness, and deliver to Holder a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above, and Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Holder receives copies of, a supplemented or amended Prospectus; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than ninety (90) days after delivery of the Materiality Notice at any one time. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

         20.4 Expenses. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Registration Statement and Prospectus, and the preparation of stock certificates, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Holder shall be responsible for the payment of any underwriters' fees, discounts or commissions or any brokerage and sales commissions relating to the Registrable Securities and the fees and disbursements of Holder's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Securities by Holder.

         20.5 Qualification. The Company shall cooperate with the underwriter to register or qualify the Registrable Securities, by the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or, during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1; (y) subject itself to taxation in any such jurisdiction; or (z) submit to the general service of process in any such jurisdiction.

         20.6 Additional Agreements of the Company. If the Company is required to register any of the Conversion Shares pursuant to this Agreement, the Company shall:

         (a) If any event occurs that necessitates, in the opinion of Holder's legal counsel, an amendment or supplement to any prospectus in order to make the prospectus not misleading in light of the circumstances existing at the time it is delivered to Holder, (i) amend or supplement the prospectus to the extent required so that the prospectus, as amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements therein, in light of the circumstances existing at the time the prospectus is delivered to a purchaser, not misleading, and (ii) furnish to Holder a reasonable number of copies of both any amendment or supplement to the prospectus that it prepares, and any filing pursuant to Section 13(a), 13(c), or 14 under Securities Exchange Act of 1934, as amended (the "Exchange Act"), that it makes, to effectuate the amendment or supplement the prospectus;

         (b) During the period when a prospectus is required to be delivered under the Securities Act, reasonably promptly provide to the Holder upon request each document filed by the Company with the SEC pursuant to Section 13(a), 13(c), or 14 of the Exchange Act;

         (c) Promptly notify Holder in writing of the following: (i) the date when the registration statement or any post-effective amendment to it becomes effective, and the date when any amendment to the registration statement or supplement to a prospectus is filed with the SEC; (ii) the issuance by the SEC of a stop order suspending the effectiveness of the registration statement or the initial proceedings for that purpose; (iii) the suspension of qualification of any Conversion Shares for sale in any jurisdiction or the initiation of any proceedings for that purpose; and (iv) the Company's intention to file an amendment to the registration statement, or a supplement to any prospectus, that differs from the prospectus on file when the registration statement became effective and including documents deemed to be incorporated by reference into a prospectus;

         (d) Use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) Within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement or amendment or supplement to a prospectus, provide copies of such document to Holder and to counsel to Holder and to the underwriter or underwriters of any underwritten offering of Conversion Shares, if any; and

         (f) Use its best efforts to list the Conversion Shares on each securities exchange or automated quotation system on which such class of securities are then listed, or if such securities are not already so listed, use reasonable efforts to list the Conversion Shares on an exchange or automated quotation system, if such listing is then permitted under the rules of such exchange or automated quotation system.

         20.7 Lockup Agreement. In consideration of the Company agreeing to its obligations under this Agreement, the Holder agrees in connection with any registration of any Registrable Securities, at the request of the Company or the underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of the Company or underwriters (as the case may be) for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify, so long as the Holder or unit holders holding more than 1% of the Common Stock of the Company and all officers and directors of the Company are bound by a comparable obligation.

         20.8 Common Stock. The Company represents and warrants to the Holder that, at the time of issuance thereof, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of any third party of any nature whatsoever.

                        SECTION 21. INDEMNIFICATION; LLC
         21.1 Indemnification by the Company. The Company shall indemnify and hold harmless Holder, each member, officer and manager of Holder, and each person, if any, who controls Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental, agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above; provided, however, that the indemnity provided pursuant to this Section
2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus provided by the Company to the Holder for such purpose if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

         21.2 Indemnification by Holder. Holder (and each permitted assignee of Holder, on a several basis) severally agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (a) against any and. all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which such Holder's Registrable Securities were Registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above; provided, however, that the indemnity provided pursuant to this Section
2.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus provided by the Company to such Holder for such purpose if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement, and no Holder shall be liable under this Section 2.2 for any statements or omissions of any other Holder.

         21.3 Conduct of Indemnification Proceedings. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity provided in Section
2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under
Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If any indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

         21.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the subject Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and such Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Holder shall be required to contribute any amount in excess of the amount of the total proceeds to such Holder from sales of the Registrable Securities of such Holder under the Registration Statement.

         Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each member, officer and manager of and each person, if any, who controls, a Holder within the meaning of
Section 15 of the Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

                         SECTION 22. RULE 144 COMPLIANCE
         The Company will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) business days prior to any sale of Registrable Securities hereunder.

                            SECTION 23. MISCELLANEOUS
         23.1 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the affected Holder.

         23.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

         23.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provides that this Agreement may not be assigned by any Holder (other than to a member of Holder's immediate family, trust established for the benefit of such Holder or immediate family member(s) of such Holder, a beneficiary of Holder, or a partnership or corporation controlled by Holder, a beneficiary of Holder or immediate family member(s) of Holder), and any other attempted assignment hereof by any Holder will be void and of no effect.

         23.4 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

         23.5 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party falls to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

         23.6 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware, but not including the choice of law rules thereof.

         23.7 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         23.8 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         23.9 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

         23.10 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be modified only to the extent necessary to render same effective or (if necessary) be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.


                                       COMPANY:

                                       TARRAGON REALTY INVESTORS, INC.


                                       By: /s/ William S. Friedman
                                          --------------------------------------
                                          Name: William S. Friedman
                                          Title: President

                                       HOLDER:

                                       THE ROHDIE FAMILY LLC

                                       By: /s/ Robert C. Rohdie
                                          --------------------------------------
                                          Name: Robert C. Rohdie
                                          Title: Manager

                                   SCHEDULE A

                                    ADDRESSES





Tarragon Realty Investors, Inc.
280 Park Avenue
East Building, 20th Floor
New York, New York 10017


The Rohdie Family LLC
433 Hampton Crest
Heathrow, Florida  32746

                                    EXHIBIT D
                        SCHEDULE OF CONTRIBUTED ENTITIES


       1.       Orange National Partners, Ltd.

       2.       Tarragon Savannah LP

       3.       Tarragon Huntsville Apartments, L.L.C.

       4.       Tarragon Savannah LP II

       5.       Danforth National Apartments, Ltd.

       6.       Tarragon Stoneybrook Apartments, L.L.C.

       7.       RI Windsor, Ltd.

       8.       RI Panama City, Ltd.

       9.       Lake Lotta Apartments, L.L.C.

       10.      Vintage At Legacy Lakes II, L.P.

                                    EXHIBIT E

                           CERTIFICATE OF DESIGNATION

                         TARRAGON REALTY INVESTORS, INC.

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RELATIVE
             PARTICIPATING OR OPTIONAL OR OTHER SPECIAL RIGHTS, AND
             QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF OF
                                  SPECIAL STOCK
                     BY RESOLUTION OF THE BOARD OF DIRECTORS


         We, William S. Friedman, President, and Kathryn Mansfield, Secretary of TARRAGON REALTY INVESTORS, INC., a corporation organized and existing under the Business Corporation Law of the State of Nevada, in accordance with the provisions of Section 78.195 of the Nevada Revised Statutes thereof, DO HEREBY
CERTIFY:

                  THAT, pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of TARRAGON REALTY INVESTORS, INC. (the "Corporation"), and pursuant to the provisions of NRS 78.1955 (which section provides that no stockholder action is required in order to effectuate this designation), said Board of Directors by unanimous written consent dated February 25, 2000, adopted certain recitals and resolutions providing for the designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, of a series of Special Stock of the Corporation, specifically the 10% Cumulative Preferred Stock, which recitals and resolutions are as follows:

                  WHEREAS, Article Fourth of the Articles of Incorporation of the Corporation authorizes the Corporation to issue not more than 10,000,000 shares of Special Stock, $.01 par value per share (the "Special Stock") and 20,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), which Special Stock may be issued from time to time in one or more series and shall be designated as the Board of Directors may determine to have such voting powers, preferences, limitations and relative rights with respect to the shares of each series of the class of Special Stock of the Corporation as expressly provided in a resolution or resolutions providing for the issuance of such series adopted by the Board of Directors which is vested with the authority in respect thereof; and

                  WHEREAS, no shares of such Special Stock have been previously designated hereof; and

                  WHEREAS, the Board of Directors now desires to amend the Articles of Incorporation to designate one series of the Special Stock.

                  NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority granted to the Board of Directors by Article Fourth of the Articles of Incorporation, as amended, the Board of Directors hereby further amends the Articles of Incorporation to provide for the issuance of one single series of Special Stock consisting of the number of shares in such series as set forth below and, subject to the provisions of Article Fourth of the Articles of Incorporation, as amended, of the Corporation, hereby fixes and determines with respect to such series the following designations, preferences and relative participating, optional or other special rights, if any, and qualifications, limitations or restrictions thereof:

                  1. DESIGNATION. The distinctive designation of such series shall be the 10% Cumulative Preferred Stock and each share of the 10% Cumulative Preferred Stock shall have a par value of $0.01 per share and a preference on liquidation under paragraph 6 below of up to $12 per share. The 10% Cumulative Preferred Stock is sometimes referred to herein as the "Preferred Stock."

                  2. NUMBER OF SHARES. The number of shares which shall constitute the 10% Cumulative Preferred Stock shall be such number as may actually be issued by the Corporation, not to exceed a maximum of 2,500,000 shares, which number may be decreased (but not below the number then outstanding), from time to time by the Board of Directors, subject to the provisions hereof.

                  3. DIVIDENDS AND DIVIDEND RATE. Holders of record on the fifteenth day of each March, June, September and December of each year of shares of the 10% Cumulative Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors of the Corporation and to the extent permitted under the Nevada General Corporation Law, payable quarterly on each March 31, June 30, September 30 and December 31 of each year, beginning on September 15, 2000 (each a "Dividend Reference Date" and, collectively, the "Dividend Reference Dates"), in preference to and with priority over dividends upon all "Junior Securities" (as defined in paragraph 6 below). Except as otherwise provided herein, dividends on each share of 10% Cumulative Preferred Stock will accrue (but not compound) cumulatively on a daily basis at the rate per share of ten percent (10%) per annum ($0.30 per calendar quarter) from and including the date of issuance to and including the date on which the "Redemption Price" (as defined in paragraph 4 below) of such share is paid, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. For purposes of this paragraph 3, the date on which the Corporation initially issues any share is its date of issuance, regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such share (whether by reason of transfer of such share or for any other reason). Notwithstanding any other requirement of this paragraph unless the holder of the 10% Cumulative Preferred Stock requests of the Corporation payment of dividends in a form other than cash, any and all quarterly dividends on the 10% Cumulative Preferred Stock shall be satisfied by payment of cash. So long as any shares of 10% Cumulative Preferred Stock are outstanding, the Corporation will not declare or pay any dividends on Junior Securities (other than dividends in respect of Common Stock payable in shares of Common Stock) or make, directly or indirectly, any other distribution of any sort in respect of Junior Securities, or any payment on account of the purchase or other acquisition of the Junior Securities, unless on the date of such declaration in the case of a dividend, or on such date of distribution or payment, in the case of such distribution or other payment (a) all dividends on the 10% Cumulative Preferred Stock for all past quarter-yearly dividend periods have been paid in full and the full dividends for the then current quarter-yearly period shall have been paid or declared in a sum sufficient for the payment thereof set apart, and (b) after giving effect to such payment of dividends, other distributions, purchase or redemption, the aggregate capital of the Corporation applicable to all capital stock of the Corporation then outstanding, plus the earned and capital surplus of the Corporation shall exceed the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Corporation on all shares of the 10% Cumulative Preferred Stock and all stock ranking prior to or on a parity with the 10% Cumulative Preferred Stock as to dividends or assets outstanding after the payment of such dividends, other distributions, purchase or redemption. Dividends shall not be paid or declared and set apart for payment on any series of Special Stock for any dividend period (including the 10% Cumulative Preferred Stock) unless dividends have been or are, contemporaneously, paid and declared and set apart for payment on all outstanding series of Special Stock entitled thereto for all dividend periods terminating on the same or earlier date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the 10% Cumulative Preferred Stock, such payment will be distributed ratably among the then holders of 10% Cumulative Preferred Stock so that an amount equal is paid with respect to each outstanding share.

                  4. REDEMPTION. The Corporation may, at any time after issuance thereof and after June 30, 2003 and from time to time thereafter, at the election of the Board of Directors of the Corporation redeem any or all of the 10% Cumulative Preferred Stock then outstanding by written notice given not less than twenty (20) nor more than sixty (60) days before the date fixed for redemption (the "Redemption Date"). If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of 10% Cumulative Preferred Stock at his address as it appears on the stock transfer records of the Corporation. Such notice shall set forth (a) the shares to be so redeemed, (b) the date fixed for redemption, (c) the applicable Redemption Price, and (d) the place at which the holder(s) may obtain payment of the applicable Redemption Price upon surrender of the share certificate(s). If less than all shares of 10% Cumulative Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of 10% Cumulative Preferred Stock. If such notice of redemption shall have been so mailed, on or before the Redemption Date, the Corporation may provide for payment of a sum sufficient to redeem the applicable number of shares of 10% Cumulative Preferred Stock called for redemption either (i) by setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of 10% Cumulative Preferred Stock to be redeemed or (ii) by depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $10,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted by the Articles of Incorporation, as amended, or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of 10% Cumulative Preferred Stock so called for redemption and, in either event, from and after the Redemption Date (A) the share(s) of 10% Cumulative Preferred Stock deemed to be redeemed, (B) such setting aside or deposit shall be deemed to constitute full payment for such share(s), (C) such share(s) so redeemed shall no longer be deemed to be outstanding, (D) the holder(s) thereof shall cease to be a stockholder of the Corporation with respect to such share(s), and (E) such holder(s) shall have no rights with respect thereto except the right to receive their proportionate share of the funds set aside pursuant hereto or deposited upon surrender of their respective certificates. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of 10% Cumulative Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of 10% Cumulative Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor and after any such repayment the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. In addition to the redemption under this paragraph 4, the Corporation may redeem or repurchase shares of the 10% Cumulative Preferred Stock (i) from any holder(s) thereof who consents in writing to such redemption (ii) pursuant to any offer by the Corporation to purchase or acquire share(s) from holders of less than a specified number of share(s) or "round lots" (i.e., an "odd lot" or "99 or less" offer) and/or (iii) open market or negotiated purchases, and in each of clauses (i), (ii) and/or (iii), the provisions of this paragraph 4 will not apply to any such consented redemption or purchase by the Corporation. All shares of 10% Cumulative Preferred Stock redeemed may either be held in the treasury subject to reissuance or shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Special Stock. The "Redemption Price" (herein so called) shall be an amount equal to (i) the "Liquidation Value" (as defined in paragraph 6 below) of $12 per share, plus (ii) the amount of all accrued but unpaid dividends thereon to the Redemption Date, which shall include all cumulative dividends in arrears and also the proportionate part of the dividend accrued since the last Dividend Reference Date preceding the Redemption Date and whether or not earned or declared, but without interest, plus (iii) the following amount per share during the periods set forth below:

                              IF REDEMPTION OCCURS DURING THE
                              TWELVE MONTH PERIOD                    ADDITIONAL PREMIUM
                              ENDING JUNE 30 OF                      PER SHARE
                              2004                                   $0.50
                              2005                                   $0.40
                              2006                                   $0.30
                              2007                                   $0.20
                              2008                                   $0.10

         provided that from and after July 1, 2008 there shall be no premium as a part of the Redemption Price.

                  5. SINKING FUND. The Corporation shall not be required to maintain any so-called "Sinking Fund" for the retirement on any basis of the 10% Cumulative Preferred Stock.

                  6. RIGHTS ON LIQUIDATION. In the event of any liquidation, dissolution or winding-up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the 10% Cumulative Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the 10% Cumulative Preferred Stock has priority over such securities as to dividends or upon liquidation), to receive a liquidation preference in an amount in cash equal to the aggregate Liquidation Value of all shares of 10% Cumulative Preferred Stock then outstanding, whether any such liquidation, dissolution or winding up is voluntary or involuntary and the holders of the 10% Cumulative Preferred Stock then outstanding, whether any such liquidation, dissolution or winding up is voluntary or involuntary and the holders of the 10% Cumulative Preferred Stock shall not be entitled to any other or further distributions of assets. The term "Liquidation Value" shall be and mean, as of any particular date, an amount per share of 10% Cumulative Preferred Stock equal to the Redemption Price if such share were so redeemed in accordance with the provisions of paragraph 5 above, but in no event shall exceed $12 per share, plus any accrued and unpaid cumulative dividends. If, upon any dissolution, liquidation or winding-up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Special Stock of the amounts to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Special Stock in the event of voluntary or involuntary dissolution, liquidation or winding-up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding-up of the Corporation, after the holders of Special Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to the holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding-up, not less than twenty (20) nor more than fifty (50) days prior to the payment date stated therein to each record holder of 10% Cumulative Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor a reduction of the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Special Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this paragraph 6.

                  7. RANKING. The 10% Cumulative Preferred Stock shall rank on a parity as to dividends and upon liquidation, dissolution or winding up with all other shares of Special Stock issued by the Corporation; provided, however, that the Corporation shall not issue any shares of Special Stock of any series which are superior to the 10% Cumulative Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the 10% Cumulative Preferred Stock are issued and outstanding, without the prior written consent of the holders of a majority of such shares of 10% Cumulative Preferred Stock then outstanding voting separately as a class.

                  8. VOTING RIGHTS. The holders of the shares of 10% Cumulative Preferred Stock shall only have the voting rights specifically required by law under the Nevada General Corporation Law, and shall have the following additional voting rights subject to and after compliance with any applicable laws and rules or actual requirements of any exchange upon which any securities of the Corporation are listed:

                  (a) Except as may otherwise be specifically required by law under the Nevada General Corporation Law, the holders of the shares of 10% Cumulative Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders.

                  (b) In the event that, under any circumstance, the holders of the 10% Cumulative Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained upon the affirmative vote of the holders of only a majority of the shares of the 10% Cumulative Preferred Stock then outstanding.

                  (c) Except as set forth herein, or as otherwise provided by the Articles of Incorporation, as amended, or by law, holders of the 10% Cumulative Preferred Stock shall have no special voting rights and their consent shall not be required for the taking of any corporate action.

                  9. NO CONVERSION RIGHTS. The 10% Cumulative Preferred Stock may not be converted into any other securities of the Corporation.

                  10. LIMITED RIGHT TO ELECT DIRECTOR. If and when, at any time, six consecutive quarterly dividends, in whole or in part, on the 10% Cumulative Preferred Stock shall be in arrears, then the holders of the shares of 10% Cumulative Preferred Stock, voting separately as a class, shall be entitled, at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the shares of the 10% Cumulative Preferred Stock called as hereinafter provided, to elect one (1) director and, except as otherwise provided in the Articles of Incorporation, as amended, the holders of shares of Common Stock and any other class of stock of the Corporation, to the extent it shall have the right to vote, shall be entitled to elect all remaining members of the Board of Directors, but the holders of Common Stock and any other class of stock of the Corporation shall not be entitled to vote in the election of the director of the Corporation so to be elected by the holders of shares of 10% Cumulative Preferred Stock. Such right of the holders of shares of 10% Cumulative Preferred Stock to elect one (1) director may be exercised until dividends in default on the outstanding shares of 10% Cumulative Preferred Stock have been paid in full or funds sufficient therefor set aside, and when so paid or provided for, then the right of the holders of shares of 10% Cumulative Preferred Stock to elect such director shall cease, but subject always to the same provisions for the vesting of such voting rights in the case of any such future dividend default or defaults. At any time after such voting power shall have vested in the holders of the outstanding shares of 10% Cumulative Preferred Stock, the Secretary of the Corporation may, and upon the written request of holders of record of 25% or more of the shares of 10% Cumulative Preferred Stock then outstanding addressed to him at the principal office of the Corporation shall, call a special meeting of the holders of shares of 10% Cumulative Preferred Stock for the election of the director to be elected by them as herein provided, to be held within sixty (60) days after delivery of such request and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 120 days before the date fixed for the next ensuing annual meeting of stockholders. No such special meeting and no adjournment thereof shall be held on a date less than 30 days before the annual meeting of stockholders or special meeting held in place thereof next succeeding the time when the holders of the 10% Cumulative Preferred Stock become entitled to elect one (1) director as above provided. If at any annual or special meeting or any adjournment thereof the holders of at least a majority of the shares of 10% Cumulative Preferred Stock then outstanding shall be present or represented by proxy then, by vote of the holders of at least a majority of the shares of 10% Cumulative Preferred Stock present or so represented at such meeting, the authorized number of directors of the Corporation shall be increased by one (1) and the holders of shares of 10% Cumulative Preferred Stock shall be entitled to elect the additional director so provided for. The director so elected shall serve until the next annual meeting or until his successor shall be elected and shall qualify; provided, however, that whenever the holders of shares of 10% Cumulative

         Preferred Stock shall be divested of voting power as above provided, the term of office of the person elected as director by the holders of shares of 10% Cumulative Preferred Stock as a class shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly.

                  If, during any interval between any special meeting of the holders of shares of 10% Cumulative Preferred Stock for the election of one (1) director to be elected by them as provided in the preceding paragraph and the next ensuing annual meeting of stockholders, or between annual meeting of stockholders for the election of directors, and while the holders of shares of 10% Cumulative Preferred Stock shall be entitled to elect one (1) director, the director so elected by the holders of shares of 10% Cumulative Preferred Stock shall resign or die, a majority of the directors then in office though less than a quorum shall designate the successor to fill the vacancy thereby created; provided, however, that if a successor shall not be designated to fill the vacancy created by the resignation or death of the director elected by the holders of shares of 10% Cumulative Preferred Stock as herein above provided, within forty (40) days after the creation of such vacancy the Secretary of the Corporation shall call a special meeting of the holders of shares of 10% Cumulative Preferred Stock and such vacancy shall be filled at such special meeting as herein above provided. Any director elected by the holders of the shares of 10% Cumulative Preferred Stock or designated to fill a vacancy may be removed from office only by the vote of the holders of a majority of the outstanding shares of 10% Cumulative Preferred Stock at a special meeting of the holders of shares of 10% Cumulative Preferred Stock called for the purpose of removing such director. Upon the written request of holders of 25% or more of the shares of 10% Cumulative Preferred Stock then outstanding addressed to him at the principal office of the Corporation, the Secretary shall, within ten (10) calendar days after delivery to him of such request, call a special meeting of the holders of shares of 10% Cumulative Preferred Stock for such purpose to be held within sixty (60) days after delivery of such request; provided, however, that the Secretary shall not be required to call a special meeting in the case of any request received less than 120 calendar days before the date fixed for the next ensuing annual meeting of stockholders. The holders of shares of 10% Cumulative Preferred Stock voting separately as a class shall be entitled to fill any vacancy created by the removal of the director at any meeting at which such removal shall have been approved or if such vacancy is not so filled, it may be filled as provided above.

                  11. REACQUIRED SHARES. Any shares of 10% Cumulative Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever may be retired and canceled promptly after the acquisition thereof. All such shares shall, upon cancellation, become authorized but unissued shares of Special Stock and may be re-issued as part of a new series of Special Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation, as amended, or as otherwise required by law.

         IN WITNESS WHEREOF, said TARRAGON REALTY INVESTORS, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by William S. Friedman, its President and Kathryn Mansfield, its Secretary as of the ________ day of ____________, 2000.

                                       TARRAGON REALTY INVESTORS, INC.


                                       By:
                                          --------------------------------------
                                          Name: William S. Friedman
                                          President

                                       By:
                                          --------------------------------------
                                          Name: Kathryn Mansfield
                                          Secretary

THE STATE OF TEXAS.........         )
                  .........         )
COUNTY  OF  DALLAS.........         )

         On _____________, 2000 personally appeared before me a Notary Public, William S. Friedman, President of TARRAGON REALTY INVESTORS, INC., and Kathryn Mansfield, Secretary of TARRAGON REALTY INVESTORS, INC., who acknowledged that they executed the above instrument.

                                       -------------------------------
                                       Notary Public, State of Texas

                                       My Commission expires:

---------------------------------